AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1999.

                                                        REGISTRATION NO. 2-99537

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-6

                         POST-EFFECTIVE AMENDMENT NO. 24

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                   ----------

                            PRUCO LIFE OF NEW JERSEY
                                 SINGLE PREMIUM
                              VARIABLE LIFE ACCOUNT
                              (Exact Name of Trust)

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                               (Name of Depositor)

                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (888) PRU-2888
          (Address and telephone number of principal executive offices)

                                   ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                     (Name and address of agent for service)

                                   COPIES TO:

CHRISTOPHER E. PALMER               LEE  D. AUGSBURGER
SHEA & GARDNER                      ASSISTANT GENERAL COUNSEL
1800 MASSACHUSETTS AVENUE, N.W.     THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
WASHINGTON, D.C. 20036              751 BROAD STREET
                                    NEWARK, NEW JERSEY 07102-3777

                                   ----------

Flexible Premium Variable Life Insurance Contracts.

It is proposed that this filing will become effective (check appropriate space):

     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

     [X]  on April 30, 1999 pursuant to paragraph (b) of Rule 485
               (date)

     [ ]  60 days after filing pursuant to paragraph (a) of Rule 485

     [ ]  on __________ pursuant to paragraph (a) of Rule 485
              (date)

================================================================================

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY FORM N-8B-2)

                                   ----------

N-8B-2 ITEM NUMBER       LOCATION
------------------       --------

         1.              Cover Page

         2.              Cover Page

         3.              Not Applicable

         4.              Sale of the Contract and Sales Commissions

         5.              Pruco Life of New Jersey Single Premium Variable Life
                         Account

         6.              Pruco Life of New Jersey Single Premium Variable Life
                         Account

         7.              Not Applicable

         8.              Not Applicable
         9.              Litigation

        10. Brief Description of the Contract; Short-Term Cancellation Right or "Free Look"; Pruco Life of New Jersey Single Premium Variable Life Account; Transfers; Surrenders; Loans; Amount of Life Insurance; Lapse and Reinstatement; When Proceeds are Paid; Voting Rights; Substitution of Series Fund Shares

        11. Brief Description of the Contract; Pruco Life of New Jersey Single Premium Variable Life Account; Amount of Life Insurance

        12.              Not Applicable

        13. Brief Description of the Contract; Charges; Allocation of the Premium Payment; Additional Premium Payments; Sale of the Contract and Sales Commissions

        14. Brief Description of the Contract; Short-Term Cancellation Right or "Free Look"; Requirements for Issuance of a Contract

        15. Brief Description of the Contract; Allocation of the Premium Payment; Additional Premium Payments

        16. Cover Page; Brief Description of the Contract; General Information About Pruco Life Insurance Company of New Jersey, Pruco Life of New Jersey Single Premium Variable Life Account, and The Variable Investment Options Available Under the Contract

        17.              Transfers; Surrenders; When Proceeds are Paid

        18. Brief Description of the Contract; Pruco Life of New Jersey Single Premium Variable Life Account; Amount of Life Insurance

        19.              Reports to Contract Owners

        20.              Not Applicable

        21.              Loans

        22.              Not Applicable

        23.              Not Applicable

        24.              Other General Contract Provisions

        25.              Pruco Life Insurance Company of New Jersey

N-8B-2 ITEM NUMBER       LOCATION
------------------       --------

        26.              Charges

        27. Pruco Life Insurance Company of New Jersey; The Prudential Series Fund, Inc.

        28. Pruco Life Insurance Company of New Jersey; Directors and Officers

        29.              Pruco Life Insurance Company of New Jersey

        30.              Not Applicable

        31.              Not Applicable

        32.              Not Applicable

        33.              Not Applicable

        34.              Not Applicable

        35.              Pruco Life Insurance Company of New Jersey

        36.              Not Applicable

        37.              Not Applicable

        38.              Sale of the Contract and Sales Commissions

        39.              Sale of the Contract and Sales Commissions

        40.              Not Applicable

        41.              Sale of the Contract and Sales Commissions

        42.              Not Applicable

        43.              Not Applicable

        44. Brief Description of the Contract; The Prudential Series Fund, Inc.; Charges; Pruco Life of New Jersey Single Premium Variable Life Account; Amount of Life Insurance; Additional Premium Payments

        45.              Not Applicable

        46. Brief Description of the Contract; Pruco Life of New Jersey Single Premium Variable Life Account; The Prudential Series Fund, Inc.

        47.              Pruco Life of New Jersey Single Premium Variable Life
                         Account

        48.              Not Applicable

        49.              Not Applicable

        50.              Not Applicable

        51.              Not Applicable

        52.              Substitution of Series Fund Shares

        53.              Federal Tax Status

        54.              Not Applicable

        55.              Not Applicable

        56.              Not Applicable

        57.              Not Applicable

        58.              Not Applicable

        59. Financial Statements: Financial Statements of Pruco Life of New Jersey Single Premium Variable Life Account; Financial Statements of Pruco Life Insurance Company of New Jersey

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS                                         [DISCOVERY(R) LIFE PLUS LOGO]

MAY 1, 1999

PRUCO LIFE INSURANCE COMPANY
OF NEW JERSEY
SINGLE PREMIUM VARIABLE LIFE ACCOUNT
VARIABLE LIFE INSURANCE CONTRACTS

This prospectus describes the DISCOVERY(R) Life Plus Contract*, a variable life insurance contract (the "Contract") issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America. You must pay an initial premium of at least $10,000. (In some cases, the minimum initial premium is more than $10,000.)

The Contract provides lifetime insurance coverage, as long as you do not surrender the Contract and as long as the Contract is not in default beyond its grace period. The Contract also provides a cash surrender value if the Contract is surrendered during your lifetime. The death benefit will be the face amount of insurance stated in the Contract or, under certain circumstances, a higher amount. The cash surrender value of the Contract varies daily to reflect charges and the investment performance of the investment options you select. There is no guaranteed minimum cash surrender value, and if investment performance is poor for a sufficiently long time, the cash surrender value could decline to zero.

You may invest your premium and its earnings in the following ways:

o Invest in one or more of 15 available subaccounts of the Pruco Life Single Premium Variable Life Account, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The portfolios are listed below.

CONSERVATIVE BALANCED PORTFOLIO        HIGH YIELD BOND PORTFOLIO
DIVERSIFIED BOND PORTFOLIO             MONEY MARKET PORTFOLIO
EQUITY PORTFOLIO                       NATURAL RESOURCES PORTFOLIO
EQUITY INCOME PORTFOLIO                PRUDENTIAL JENNISON PORTFOLIO
FLEXIBLE MANAGED PORTFOLIO             SMALL CAPITALIZATION STOCK PORTFOLIO
GLOBAL PORTFOLIO                       STOCK INDEX PORTFOLIO
GOVERNMENT INCOME PORTFOLIO            ZERO COUPON BOND 2000 AND 2005 PORTFOLIO

o Invest in the fixed-rate option, which pays an interest rate periodically declared by Pruco Life of New Jersey, in its sole discretion. Any such interest rate will never be less than an effective annual rate of 3%.

o Invest in a real estate investment option. The Pruco Life of New Jersey Variable Contract Real Property Account (the "Real Property Account") is a separate account of Pruco Life of New Jersey that, through a partnership, invests primarily in income-producing real property.

The Contract is a modified Endowment Contract under federal tax law. Any policy loan, surrender or other pre-death distribution may result in adverse tax consequences, and, if the insured is less than age 59-1/2, a 10% tax penalty.

This prospectus described the Contract generally and the Pruco Life of New Jersey Single Premium Variable Life Account. The attached prospectus for the Series Fund and its statement of additional information describe the investment objectives and the risks of investing in the portfolios. The attached prospectus for the Pruco Life of New Jersey Variable Contract Real Property Account describes the real estate investment option and the risks of investing in that option. Please read this prospectus and the attached prospectuses and keep them for future reference.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                           Telephone: (888) PRU-2888


                        PRUDENTIAL ANNUITY SERVICE CENTER
                                 P.O. Box 14215
                          New Brunswick, NJ 08906-4215
                            Telephone: (888) PRU-2888

*DISCOVERY is a registered mark of Prudential.
SPVL 2 Ed 5-99

                                                       PROSPECTUS CONTENTS

                                                                                                                           PAGE

GLOSSARY................................................................................................................     1

INTRODUCTION AND SUMMARY................................................................................................     2

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY,
    PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT, AND
    THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT........................................................     5
        PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY......................................................................     5
        PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT...................................................     5
        THE PRUDENTIAL SERIES FUND, INC.................................................................................     6
        PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT................................................     7
        THE FIXED-RATE OPTION...........................................................................................     8
        WHICH INVESTMENT SHOULD BE SELECTED?............................................................................     8

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS....................................................................     9
        REQUIREMENTS FOR ISSUANCE OF A CONTRACT.........................................................................     9
        SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"....................................................................     9
        CONTRACT DATE...................................................................................................     9
        ALLOCATION OF THE PREMIUM PAYMENT...............................................................................    10
        TRANSFERS.......................................................................................................    11
        SURRENDERS......................................................................................................    11
        LOANS...........................................................................................................    11
        CHARGES AND EXPENSES............................................................................................    11
        AMOUNT OF LIFE INSURANCE (THE DEATH BENEFIT)....................................................................    15
        LAPSE AND REINSTATEMENT.........................................................................................    16
        ADDITIONAL PREMIUM PAYMENTS.....................................................................................    17
        LIVING NEEDS BENEFIT............................................................................................    17
        ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS................................    18
        WHEN PROCEEDS ARE PAID..........................................................................................    19
        REPORTS TO CONTRACT OWNERS......................................................................................    19
        TAX TREATMENT OF CONTRACT BENEFITS..............................................................................    19
        PRE-DEATH DISTRIBUTIONS.........................................................................................    20
        VOTING RIGHTS...................................................................................................    21
        SALE OF THE CONTRACT AND SALES COMMISSIONS......................................................................    22
        SUBSTITUTION OF SERIES FUND SHARES..............................................................................    22
        LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.............................................    22
        OTHER GENERAL CONTRACT PROVISIONS...............................................................................    23
        STATE REGULATION................................................................................................    23
        EXPERTS.........................................................................................................    23
        LITIGATION......................................................................................................    24
        YEAR 2000 COMPLIANCE............................................................................................    24
        ADDITIONAL INFORMATION..........................................................................................    25
        FINANCIAL STATEMENTS............................................................................................    26

DIRECTORS AND OFFICERS..................................................................................................    27

FINANCIAL STATEMENTS OF PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE
    ACCOUNT.............................................................................................................    A1

FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY......................................................    B1

                                    GLOSSARY

AMOUNT CREDITED UNDER THE CONTRACT--See Contract fund below.

CASH SURRENDER VALUE--The amount payable to the Contract owner upon surrender of the Contract, equal to the Contract fund minus any applicable contingent deferred sales charge and any Contract debt.

CONTRACT ANNIVERSARY--The same date as the Contract date in each later year.

CONTRACT DATE--The date Pruco Life of New Jersey received the initial premium payment and certain required documentation.

CONTRACT FUND--The total amount credited to a specific Contract. On any date, it is equal to the sum of all amounts in the subaccounts, the amount invested under the fixed-rate option, the amount invested in the Real Property Account, and the principal amount and any accrued interest credited with respect to any Contract loan. At times throughout this prospectus, when an alternative identification may be desirable for complete clarity or to further describe the role of the Contract fund, we refer to the Contract fund as "the amount credited under the Contract".

CONTRACT OWNER--Unless a different owner is named in the application, the owner of the contract is the insured.

CONTRACT YEAR--A year that starts on the Contract date or on a Contract anniversary.

DEATH BENEFIT--The amount we will pay upon the death of the insured before the reduction of any Contract debt and amounts needed to pay charges through the date of death.

DISCOVERY LIFE--A fixed life insurance contract issued by Pruco Life of New Jersey that is similar to Discovery Life Plus except that the owner may not invest the Contract fund in variable investment options.

FACE AMOUNT--The initial amount of life insurance as shown on the cover page of the Contract.

FIXED-RATE OPTION--An investment option under which Pruco Life of New Jersey guarantees that interest will be added to the amount allocated at a rate declared periodically in advance.

MONTHLY DATE--The Contract date and the same date in each subsequent month.


Pruco Life Insurance Company of New Jersey--Us, we, Pruco Life Insurance Company of New Jersey. The company offering the Contract.


PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT (THE "ACCOUNT")--A separate account of Pruco Life of New Jersey registered as a unit investment trust under the Investment Company Act of 1940.

PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT (THE "REAL PROPERTY ACCOUNT")--A separate account of Pruco Life of New Jersey which, through a partnership, invests primarily in income-producing real property.

SUBACCOUNT--A division of the Account, the assets of which are invested in shares of the corresponding portfolio of the Series Fund.

TARGET LOAN AMOUNT--The amount, equal to 10% of the initial premium for each completed Contract year, that may be borrowed as a first loan in any year at the most favorable net cost to the Contract owner.

THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND")--A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.

VALUATION PERIOD--The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:15p.m. Eastern Standard time on each day during which the New York Stock Exchange is open.

VARIABLE INVESTMENT OPTIONS--The subaccounts and the Real Property Account.

WE--Pruco Life Insurance Company of New Jersey.

YOU--The owner of the Contract.

                            INTRODUCTION AND SUMMARY

THIS SUMMARY PROVIDES A BRIEF OVERVIEW OF THE MORE SIGNIFICANT ASPECTS OF THE CONTRACT. YOU WILL FIND FURTHER DETAIL IN THE FOLLOWING SECTIONS OF THIS PROSPECTUS AND IN THE CONTRACT. THE CONTRACT, WHICH INCLUDES THE APPLICATION ATTACHED TO IT, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN YOU AND PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY. YOU SHOULD RETAIN THESE DOCUMENTS.

As you read this prospectus, you should keep in mind that this is a life insurance contract. Variable life insurance has significant investment aspects and requires you to make investment decisions. Therefore, it is also a "security". Securities that are offered to the public must be registered with the U.S. Securities and Exchange Commission. The prospectus that is part of the registration statement must be given to all prospective purchasers. A substantial part of the premium pays for life insurance that will pay a death benefit to the beneficiary in the event of the insured's death. This death benefit generally far exceeds your total premium payments. You should not buy this contract unless the primary reason for the purchase is to provide life insurance protection.

BRIEF DESCRIPTION OF THE CONTRACT

The Contract is a form of variable life insurance. It is based on a Contract Fund, the value of which changes every business day. The chart below described how the value of your Contract Fund changes.

You can purchase this contract by making an initial premium payment. The minimum initial payment if $10,000. For insureds aged 76 through 85 the minimum initial payment is $50,000. You decide the amount of the initial premium (as long as it meets the minimum requirement) and from this we determine the initial amount of life insurance. Although the Contract will begin to vary immediately to reflect the investment results, the amount of life insurance will ordinarily not change for several years. The amount of life insurance may not change at all. If investment results are sufficiently favorable the amount of insurance will eventually increase.

You may invest your premium in one or more of the 15 subaccounts, a real estate investment option or in the fixed-rate option. The amount invested will be your initial premium payment minus any charge for taxes attributable to premiums. Your Contract Fund value changes every day depending upon the change in the value of the particular investment options that you have selected.

Although the value of your Contract Fund will increase if there is favorable investment performance in the subaccounts you select, there is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See WHICH INVESTMENT OPTION SHOULD BE SELECTED?, page 8. If you select the fixed-rate option, we credit your account with a declared rate or rates of interest but you assume the risk that the rate may change.

You may surrender the Contract in full and receive the cash surrender value. Partial surrenders and contract splits are not permitted. You may borrow against the value of your Contract. See LOANS, page 12.

The Contract is a Modified Endowment Contract under federal tax law. Any policy loan, surrender or other pre-death distribution may result in adverse tax consequences, and, if the insured is less than age 59-1/2, a 10% tax penalty.

CHARGES

The following chart outlines the components of your Contract Fund and the adjustments which may be made including the maximum charges which may be deducted from your premium payment and from the amounts held in the designated investment options. These charges are largely designed to cover insurance costs and risks as well as sales and administrative expenses. The maximum charges shown in the chart, as well as the current lower charges, are fully described under CHARGES AND EXPENSES, page 12.

--------------------------------------------------------------------------------
                                 PREMIUM PAYMENT
--------------------------------------------------------------------------------
                                       |
               -----------------------------------------------------------

               o Less charge for taxes attributable to premiums. (Under certain circumstances, this charge may be reduced or eliminated, see Charges and Expenses, page 12).

               -----------------------------------------------------------
                                       |
--------------------------------------------------------------------------------

                             INVESTED PREMIUM AMOUNT

     o    To be invested in one or a combination of:

          o    15 investment portfolios of the Series Fund.

          o    The Real Property Account.

          o    The Fixed Rate Option.

--------------------------------------------------------------------------------
                                        |
--------------------------------------------------------------------------------

                                  CONTRACT FUND

     On the Contract Date, the Contract Fund is equal to the invested premium amount minus any of the charges described below which may be due on that date. Thereafter, the value of the Contract Fund changes daily.

--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------

                    PRUCO LIFE OF NEW JERSEY ADJUSTS THE CONTRACT FUND FOR:

     o Addition of any increase due to investment results of the chosen subaccounts.

     o Addition of guaranteed interest at an effective annual rate of 3% (plus any excess interest if applicable) on the portion of the Contract Fund allocated to the fixed-rate option.

     o Addition of guaranteed interest at an effective annual rate of either 5.5% or 4% on the amount of any Contract loan. (Separately, interest charged on the loan accrues at an effective annual rate of 6%. See LOANS, page 11.)

     o Subtraction of any decrease due to investment results of the chosen subaccounts.

     o Addition of any new invested premium amounts. (Additional premiums may be paid daily, in limited circumstances.)

     o    Subtraction of the charges listed below, as applicable.

--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------

                                  DAILY CHARGES

      o ADMINISTRATIVE EXPENSE CHARGE--We deduct a daily administrative expense charge, equivalent to an annual rate of 0.35% from the variable investment options.

      o MORTALITY AND EXPENSE RISK CHARGE--We deduct a daily mortality and expense risk charge equivalent to an annual rate of 0.9% from the variable investment options.

      o MANAGEMENT FEES AND EXPENSES--We deduct these fees and expenses from the Series Fund and Real Property Account assets.

--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------

                                 MONTHLY CHARGES

     o INSURANCE PROTECTION CHARGE--We generally deduct an amount equal to 0.05% of the contract fund per month. If the contract fund falls so low that making a monthly charge of 0.05% inadequate, the charge may be increased to the amount permitted by the 1980 Commissioners Standard Ordinary Mortality Table ("980 CSO Table").

--------------------------------------------------------------------------------

                                       |
--------------------------------------------------------------------------------

                           POSSIBLE ADDITIONAL CHARGES

     o During the first six years, we will assess a contingent deferred sales charge if the contract is surrendered. The maximum contingent sales charge during the first year is 9% of the amount credited under the contract. This charge is decreased by 1% each year until the sixth year when it equals 4% of the amount credited under the contract. We do not assess a charge after the sixth year. This charge will never be greater than 9% of your initial premium payment.

--------------------------------------------------------------------------------

REFUND

For a limited time, you may return your contract for a refund in accordance with the terms of its free-look provision. See SHORT-TERM CANCELLATION RIGHT or "FREE LOOK", page 9.

For the definition of special terms used in this prospectus, see GLOSSARY, page
1.

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN YOUR INTEREST. IN MOST CASES, IF YOU REQUIRE ADDITIONAL COVERAGE, THE BENEFITS OF THE EXISTING CONTRACT CAN BE PROTECTED BY PURCHASING ADDITIONAL COVERAGE OR A SUPPLEMENTAL CONTRACT. IF YOU ARE CONSIDERING REPLACING A CONTRACT, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING CONTRACT WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISER.

THIS PROSPECTUS MAY ONLY BE OFFERED IN JURISDICTIONS IN WHICH THE OFFERING IS LAWFUL. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR THE SERIES FUND AND THE PROSPECTUS FOR THE PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT.

          GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER
                                  THE CONTRACT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the States of New Jersey and New York. Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which in turn is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval, all of which could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.

The plan of reorganization, which hasn't been developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts and issue years of their policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the Company's subsidiaries, such as the Pruco Life insurance companies, would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractowners of Prudential's subsidiaries, including the Pruco Life insurance companies.

As of December 31, 1998, Prudential has invested over $127 million in Pruco Life of New Jersey through its subsidiary Pruco Life Insurance Company in connection with Pruco Life of New Jersey's organization and operation. Prudential may make additional capital contributions to Pruco Life of New Jersey as needed to enable it to meet its reserve requirements and expenses. Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the contract. Pruco Life of New Jersey's financial statements begin on page B-1 and should be considered only as bearing upon Pruco Life of New Jersey's ability to meet its obligations under the contracts.

PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

The Pruco Life of New Jersey Single Premium Variable Life Account (the "Account") was established on April 15, 1985 under New Jersey law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life of New Jersey. Pruco Life of New Jersey is also the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life of New Jersey conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges Pruco Life of New Jersey makes against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the account before making any such transfer.

The account is registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the account is treated as a part or division of Pruco Life of New Jersey.

Currently, you may invest in one or a combination of 15 subaccounts within the account, each of which invests in a single corresponding portfolio of the Series Fund. We may add additional subaccounts in the future. The account's financial statements begin on page A-1.

THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. The Series Fund has 15 separate portfolios. The following is a list of those portfolios and their investment objectives.

o CONSERVATIVE BALANCED PORTFOLIO - The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o DIVERSIFIED BOND PORTFOLIO - The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The portfolio invests primarily in higher grade debt obligations and high quality money market investments.

o EQUITY PORTFOLIO - The investment objective is capital appreciation. The portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

o EQUITY INCOME PORTFOLIO - The investment objective is both current income and capital appreciation. The portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") or the NYSE Composite Index.

o FLEXIBLE MANAGED PORTFOLIO - The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o GLOBAL PORTFOLIO - The investment objective is long-term growth of capital. The portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o GOVERNMENT INCOME PORTFOLIO - The investment objective is a high level of income over the longer term consistent with the preservation of capital. The portfolio invests primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government.

o HIGH YIELD BOND PORTFOLIO - The investment objective is a high total return. The portfolio invests primarily in high yield/high risk debt securities.

o MONEY MARKET PORTFOLIO - The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

o NATURAL RESOURCES PORTFOLIO - The investment objective is long-term growth of capital. The portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

o PRUDENTIAL JENNISON PORTFOLIO - The investment objective is to achieve long-term growth of capital. The portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

o SMALL CAPITALIZATION STOCK PORTFOLIO - The investment objective is long-term growth of capital. The portfolio invests primarily in equity securities of publicly-traded companies with small market capitalization.

o STOCK INDEX PORTFOLIO - The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index").

o TWO ZERO COUPON BOND PORTFOLIOS - 2000 AND 2005 - The investment objective of these two portfolios is the highest predictable compound investment of a specific period of time, consistent with the safety of invested capital. The portfolio invests primarily in debt obligations of the U.S. Treasury and corporations that have been issued without interest coupons or have been stripped to their interest coupons, or have interest coupons that have been stripped from the debt obligations.

Prudential is the investment advisor for the assets of each of the portfolios within the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. For more information, see the attached Series Fund prospectus and the Series Fund's statement of additional information.

As an investment advisor, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses such as accounting and custodian fees. These fees and expenses are listed in the table in the DEDUCTIONS FROM PORTFOLIOS page 12, and are more fully described in the attached prospectus for the Series Fund.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies that invest in the Series Fund, nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

     o    changes in state insurance law;

     o    changes in federal income tax law;

     o changes in the investment management of any portfolio of the Series Fund; or

     o differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, RESTRICTIONS, EXPENSES, INVESTMENT RISKS, AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

PRUCO LIFE OF NEW JERSEY VARIABLE CONTRACT REAL PROPERTY ACCOUNT

The Pruco Life of New Jersey Variable Contract Real Property Account (the "Real Property Account") is a separate account of Pruco Life of New Jersey that, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the value of assets.

The partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the partnership. Prudential charges the partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the partnership.

A FULL DESCRIPTION OF THE REAL PROPERTY ACCOUNT, ITS MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS CHARGES AND EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN, THE PARTNERSHIP'S INVESTMENT OBJECTIVES, AND ALL OTHER ASPECTS OF THE REAL PROPERTY ACCOUNT'S AND THE PARTNERSHIP'S OPERATIONS IS CONTAINED IN THE ATTACHED

PROSPECTUS FOR THE REAL PROPERTY ACCOUNT, WHICH SHOULD BE READ TOGETHER WITH THIS PROSPECTUS IF YOU ARE CONSIDERING THE REAL PROPERTY ACCOUNT AS AN INVESTMENT OPTION. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUCO LIFE OF NEW JERSEY HAS BEEN ADVISED THAT THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. ANY INACCURATE OR MISLEADING DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, SUBJECT PRUCO LIFE OF NEW JERSEY AND ITS OFFICERS TO CIVIL LIABILITY IF THAT RESULTS IN ANY DAMAGE.

You may elect to allocate, either initially or by transfer, all or part of the amount credited under the contract to a fixed-rate option. This amount becomes part of Pruco Life of New Jersey's general account. The general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the assets of the general account, and you do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the contract fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 3%.

Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the third contract anniversary following the date of the allocation. Thereafter, a new crediting rate will be declared each year, and will remain in effect for the calendar year. Pruco Life of New Jersey reserves the right to change this practice. Pruco Life of New Jersey is not obligated to credit interest at a higher rate than 3%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the contract fund allocated to the fixed-rate option. On request, you will be advised of the interest rates that currently apply to your Contract.

Transfers from the fixed-rate option are subject to strict limits. (See TRANSFERS, page 10). The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months. See WHEN PROCEEDS ARE PAID, page 19.

WHICH INVESTMENT OPTION SHOULD BE SELECTED?

Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, portfolios such as the Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock or Global may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves different policies and investment risks.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond, Government Income or Zero Coupon Bond Portfolios. Or, you may want even greater safety of principal and may prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater for lower quality bonds with higher yields. You may choose to allocate a portion of your investment to specialized investment options, such as the Natural Resources Portfolio and the Real Property Account. You may wish to divide your invested premium among two or more of the investment options. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolio.

Your choice should take into account how willing you are to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Prudential representative from time to time about the choices available to you under the Contract. Prudential recommends AGAINST frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

              DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

For insureds below the age of 76, the minimum initial premium payment is $10,000. For insureds aged 76 through 85, the minimum initial premium payment is $50,000. Pruco Life of New Jersey requires evidence of insurability, which may include a medical examination, before issuing any contract. We will only issue the contract on insureds who are classified as standard risks following Pruco Life of New Jersey's regular underwriting process. If we do not approve your application, because the current underwriting requirements are not met, we will promptly return your premium payment. The company reserves the right to change these requirements on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, you can return a contract for a refund within 10 days

o    after you receive it,

o    within 45 days after you sign Part I of the application, or

o within 10 days after we mail or delivers a Notice of Withdrawal Right, whichever is latest.

Some states allow a longer period of time during which a contract may be returned for a refund. You can request a refund by mailing or delivering the contract to the representative who sold it or to the Prudential Annuity Service Center specified in the contract. If you return the contract according to this provision it shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. If applicable law so requires, the contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

CONTRACT DATE

The Contract date will be the date we receive the initial payment and the completed application in the Prudential Annuity Service Center. On the Contract date, the amount credited under the Contract will begin to vary with the investment results of the variable investment options that you have chosen or the declared interest rate, if you have selected the fixed-rate option. Your insurance protection begins on the Contract date. Your Contract date is listed on your Contract.

ALLOCATION OF THE PREMIUM PAYMENT

You determine how the initial premium payment, after the deduction for any taxes attributable to premiums, will be allocated among the subaccounts, the fixed-rate option, and the Real Property Account. You may choose to allocate nothing to a particular subaccount or to the fixed-rate option or the Real Property Account, but any allocation made must be at least 10% and may not be a fractional percent.

Additionally, a feature called Dollar Cost Averaging is available if you make an allocation to the Money Market Subaccount. Under this feature, automatic flat dollar amounts will be transferred monthly from the Money Market Subaccount into other investment options available under the contract, excluding the fixed-rate option, but including the Real Property Account. At issue, the minimum amount initially designated for transfer under this feature must be the greater of $10,000 and 10% of the initial premium payment. After issue, Pruco Life of New Jersey will accept an amount less than $10,000 provided it brings the balance in any current Dollar Cost Averaging account up to $10,000. Automatic monthly transfers must be at least 3% of the amount INITIALLY allocated to the Dollar Cost Averaging account (that is, if $10,000 is INITIALLY ALLOCATED, the minimum monthly transfer is $300), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Pruco Life of New Jersey's discretion. The minimum transfer amount will only be recalculated upon an increase in the amount allocated to the account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly date, provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the amount designated for Dollar Cost Averaging has been transferred, or until you gives notification of a change in allocation or cancellation of the account. Currently, there is no charge for using the Dollar Cost Averaging account.

TRANSFERS

You may, at least four times each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed-rate option, or to the Real Property Account. We are not currently enforcing this limit, however, we may do so in the future if it becomes necessary due to excessive transfer activity. The amount you transfer from any one subaccount must be at least $300 (unless the subaccount balance is less than $300, in which case you may transfer the entire balance).

A transfer will take effect as of the end of the valuation period in which a proper transfer request is received at the Prudential Annuity Service Center. You may transfer amounts by proper written notice to the Prudential Annuity Service Center, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the contract is jointly owned or you elect not to have this privilege. Telephone transfers are not available if Pruco Life of New Jersey has received proper notice that the contract is assigned. See ASSIGNMENT, page 23.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by phone are genuine. We will not be held liable for following telephone instructions we reasonably believe to be genuine. Pruco Life of New Jersey cannot guarantee that you will be able to get through to complete a transfer during peak periods such as periods of drastic economic or market change.

In addition, you may transfer the entire amount of the Contract Fund in the subaccounts to the fixed-rate option at any time. If you wish to convert your variable contract to a fixed-benefit contract you must request a complete transfer of funds to the fixed-rate option and should also change his or her allocation instructions regarding any future premiums.

On the liquidation date of a Zero Coupon Bond Subaccount, all the shares held by it in the corresponding portfolio of the Series Fund will be redeemed and the proceeds of the redemption applicable to each contract will be transferred to the Money Market Subaccount unless you direct that it be transferred to another subaccount. A transfer that occurs upon the liquidation date of a Zero Coupon Bond Subaccount will not be counted as one of the four permissible transfers in a contract year.

Transfers from the fixed-rate option to the subaccounts are currently permitted only once each contract year and only during the 30-day period beginning on the contract anniversary. The maximum amount which may currently be transferred out of the fixed-rate option each year is the greater of:

o    25% of the amount in the fixed-rate option and

o    $5,000.

If we receive a proper request to transfer from the fixed-rate option before the Contract anniversary, we will process the transfer request as of the Contract anniversary. If we receive a proper transfer request during the 30-day period after the Contract anniversary, we will process the transfer request as of the end of the valuation period in which the request is received at the Prudential Annuity Service Center. We may change these limits and procedures in the future.

Transfers to and from the Real Property Account are subject to restrictions described in a separate prospectus for that investment option.

The Contract was not designed for professional market timing organizations or other organizations or individuals using programmed, large or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Account and the Series Fund and will be discouraged. If such a pattern were to be found, Pruco Life of New Jersey may be required to modify the transfer procedures, including, but not limited to, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one owner.

SURRENDERS


You may surrender the contract at any time for its full cash surrender value (which takes into account the contingent deferred sales charge, if any, and any contract debt). Partial surrenders and contract splits are permitted. To surrender a contract, we may require you to deliver or mail it, together with a written request in a form that meets our needs, to the Prudential Annuity Service Center. We will determine the cash surrender value of the contract as of the end of the valuation period during which proper notice is received at the Prudential Annuity Service Center. See WHEN PROCEEDS ARE PAID, page 15. Surrender of the contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 19.

LOANS

You may borrow from Pruco Life of New Jersey an amount up to the "loan value" of the contract using only the contract as security for the loan. Your Contract provides that loans will be made only on or after your first contract anniversary. However, as an administrative practice, we current allow you to make a loan during your first contract year. We may change this practice. The loan value of your contract is 90% of an amount equal to your Contract fund, reduced by any charges due upon surrender. However, as an administrative practice, we currently allow you to borrow up to 100% of the portion of your Contract fund attributable to the fixed-rate option (or any portion of the Contract fund attributable to a prior loan supported by the fixed-rate option), reduced by any charges due upon surrender. We may change this practice. Loans will be treated as distributions for tax purposes. See TAX TREATMENT OF CONTRACT BENEFITS, page 19.

Interest charged on a loan is accrued daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it will become part of the loan and we will charge interest on it too. We charge interest at an effective annual rate of 6%.

When you make a loan, an amount equal to the loan proceeds will be transferred out of your investment options. We will generally reduce the amount invested in each investment option in the same proportions as the value in each subaccount, the fixed-rate option and the Real Property Account bears to the total value of the Contract. The amount transferred out of the investment options continues to be part of your Contract fund. It will be credited daily with interest at an effective annual rate of either 4% or 5.5%. We determine the rate or rates applicable to your Contract in the following way. The target loan amount for any contract year is 10% of the initial premium for each contract year. Thus in the first year it is 10% of the premium payment, in the second year 20% of the premium payment, and so on. Any borrowed amount that is part of the target loan amount is credited with interest daily at an effective annual rate of 5.5%. Amounts borrowed in excess of the target loan amount, and second loans in any year, are credited daily with interest at an effective annual rate of 4%. So the net cost of the loan to you is about 0.5% per year on the target loan amount and 2% per year on amounts in excess of the target loan amount and on second loans in any year; however, since the amount borrowed is not invested in the variable investment option[s] the cash surrender value does not, to that extent, participate in either favorable or unfavorable investment performance. Upon each contract anniversary any outstanding loan up to the new target loan amount will be credited interest at the 5.5% rate even if some of that loan had been credited interest at 4% in the prior year.

Any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

In addition, you should note that a contract loan will increase the difference between the gross investment return in the underlying portfolio[s] of the Series Fund and the net return in the selected subaccount[s]. This is because the cost of insurance charge (see item 4 under CHARGES AND EXPENSES, below) is not reduced when you make a contract loan but the amount in the subaccount[s] from which the charges are deducted is reduced by the amount of the loan.

When you repay all or part of a loan, we will increase the portion of the Contract fund in the investment options by the amount of the loan you repay. If loan interest is paid when due, it will not change the portion of the Contract fund allocated to the investment options.

CHARGES AND EXPENSES

This section provides a detailed description of each charge that is described briefly in the chart on page 3, and an explanation of the purpose of the charge.

DEDUCTION FROM PREMIUM PAYMENTS

We will deduct the amount of premium-based taxes applicable to your Contract from the initial premium payment. These taxes vary from state to state and also vary in some states by municipalities and counties. The tax rates in those jurisdictions that impose a tax generally range from 0.75% to 5% (but in some instances may exceed 5%). The amount remaining after the deduction of premium taxes is allocated to the investment option(s) as you direct. However, if

o the sum of the initial premiums under the Contract and all other DISCOVERY Life Plus and DISCOVERY Life contracts issued on the same insured equal $50,000 or more, or

o contracts are purchased on all children of a parent or all grandchildren of a grandparent, each contract has an initial premium of $25,000 or more and the total initial premiums add up to $50,000 or more, we will deduct for initial and additional premium taxes only the portion of the applicable state premium taxes which is in excess of 4% of the premium, and any applicable local premium taxes. If total premiums under the Contract and all other DISCOVERY Life Plus and DISCOVERY Life contracts issued on the same insured equal or exceed $50,000, any premium taxes previously deducted will be used to increase the Contract Fund on the most recent contract. In many cases, if a contract is purchased with an initial premium of $50,000 or more, there will be no deduction from the payment and the entire amount will be invested as you direct. During 1998, 1997 and 1996, Pruco Life of New Jersey received no money in charges for payment of state premium taxes.

DEDUCTIONS FROM PORTFOLIOS

Subject to certain caps and offsets, the charges and expenses of the Series Fund are indirectly borne by the contract owners. Investment management fees for the available Series Fund portfolios are briefly described under THE PRUDENTIAL SERIES FUND, INC. on page 6. Further detail about management fees and other Series Fund expenses is provided in the attached prospectus for the Series Fund and its statement of additional information. Higher charges and expenses are incurred if the Real Property Account is selected, as described in the attached prospectus for the Real Property Account.

The account purchases shares of the Series Fund at net asset value. The net asset value of those shares reflects investment management fees and expenses already deducted from the assets of the Series Fund. More detailed information is contained in the attached prospectus for the Series Fund.

The total expenses of each portfolio for the year 1998 expressed as a percentage of the average assets during the year are shown below:



----------------------------------------------------------------------------------------
                                                       OTHER EXPENSES    TOTAL EXPENSES
                                        INVESTMENT     (AFTER EXPENSE    (AFTER EXPENSE
                 PORTFOLIO             ADVISORY FEE    REIMBURSEMENT)*   REIMBURSEMENT)*
----------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO                     0.40%                0%*         0.40%*
DIVERSIFIED BOND PORTFOLIO                 0.40%                0%*         0.40%*
GOVERNMENT INCOME PORTFOLIO                0.40%             0.03%          0.43%
ZERO COUPON BOND PORTFOLIO 2000            0.40%                0%*         0.40%*
ZERO COUPON BOND PORTFOLIO 2005            0.40%                0%*         0.40%*
CONSERVATIVE BALANCED PORTFOLIO            0.55%                0%*         0.40%*
FLEXIBLE MANAGED PORTFOLIO                 0.60%                0%*         0.40%*
HIGH YIELD BOND PORTFOLIO                  0.55%             0.03%          0.58%
STOCK INDEX PORTFOLIO                      0.35%             0.02%          0.37%
EQUITY INCOME PORTFOLIO                    0.40%             0.02%          0.42%
EQUITY PORTFOLIO                           0.45%                0%*         0.40%*
PRUDENTIAL JENNISON PORTFOLIO              0.60%             0.03%          0.63%
SMALL CAPITALIZATION STOCK PORTFOLIO       0.40%             0.07%          0.47%
GLOBAL PORTFOLIO                           0.75%             0.11%          0.86%
NATURAL RESOURCES PORTFOLIO                0.45%             0.04%          0.49%
----------------------------------------------------------------------------------------


* Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc., in which the account previously invested. For the Money Market, Diversified Bond, Zero Coupon Bond Portfolio 2000, Zero Coupon Bond Portfolio 2005, Conservative Balanced, Flexible Managed, and Equity Portfolios, Pruco Life will make daily adjustments that will offset the effect on contract owners of any higher investment management fees and expenses charged against the Series Fund. Pruco Life also makes, on a non-guaranteed basis, daily adjustments to ensure that the portfolio expenses indirectly borne by a contract owner investing in the Zero Coupon Bond Portfolio 2005 will not exceed the investment management fee.

Without such adjustments the portfolio expenses indirectly borne by a contract owner, expressed as a percentage of the average daily net assets by portfolio, would have been 0.41% for the Money Market Portfolio, 0.42% for the Diversified Bond Portfolio, 0.62% for the Zero Coupon Bond Portfolio 2000, 0.61% for the Zero Coupon Bond Portfolio 2005, 0.57% for the Conservative Balanced Portfolio, 0.61% for the Flexible Managed Portfolio, and 0.47% for the Equity Portfolio in 1998. Pruco Life does not intend to discontinue the adjustments for the Zero Coupon Bond Portfolio 2005 in the future, although it retains the right to do so. No such offset will be made with respect to the remaining portfolios.

DAILY DEDUCTION FROM THE CONTRACT FUND

We impose a charge for the expenses we incur in administering the contracts, which includes such things as underwriting the contract, conducting any medical examinations, establishing and maintaining records, and providing reports to contract owners. We deduct this charge daily from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of up to 0.35% (.00095723%, daily). During 1998, 1997, and 1996, Pruco Life of
New Jersey received a total of approximately $170,810, $166,677, and $157,141, respectively, in annual administrative charges under the contracts. We guaranteed we will not increase this charge above an effective annual rate of 0.35% over the life of the Contract.

We charge for assuming the risk that our estimates of longevity and of the expenses it expects to incur, over the lengthy periods that this contract may be in effect - estimates that are the basis for the level of the other charges it makes under the contracts - will turn out to be incorrect. The mortality and expense risk charge will be made by deducting daily, from the assets of each of the subaccounts and/or the Real Property Account, a percentage of those assets equivalent to an effective annual rate of up to 0.9% (.00245475%, daily). During 1998, 1997 and

1996, Pruco Life of New Jersey received a total of approximately $438,033, $427,432, and $402,978, respectively, in mortality and expense risk charges under the Contracts.

MONTHLY DEDUCTION FROM CONTRACT FUND

Immediately after your Contract is issued the amount of insurance payable upon your death (the face amount) will be substantially higher than the initial premium payment. As you grow older, and if investment results (or interest credited) have been reasonably favorable, the difference between the Contract fund and the amount payable to the beneficiary in the event of your death will become smaller. But the death benefit will always be higher than the Contract fund. To enable us to pay this additional amount, we make a monthly charge commencing on the Contract date. The National Association of Insurance Commissioners publishes mortality tables from which it can be determined what an appropriate monthly charge for this purpose should be, depending upon the insured's age and sex (except where unisex rates apply). One set of such tables is known as the 1980 CSO Table. Although we have the contractual right to charge maximum cost of insurance rates, based on the 1980 CSO Table, the actual cost of insurance charge will generally be lower than that specified by the 1980 CSO Table. Except as explained in the next paragraph, the charge will be imposed on each of the contract's monthly dates (i.e., the contract date and the same day of each succeeding month) in an amount equal to 0.05% per month of the Contract fund on such dates. The sum of 12 monthly mortality charges is likely to be between 0.6% and 0.65% per contract year of the contract fund. The exact percentage is uncertain because the Contract fund varies in amount daily. If the contract fund remains level throughout the entire Contract year, the sum of the charges would be 0.6% of the Contract fund. If the contract fund declined uniformly throughout the year, the sum would be less than 0.6%. If the Contract fund increased uniformly throughout the year, the sum would be greater than 0.6%. (For example, at a 12% gross rate of return, the sum of the monthly charges would be approximately 0.65%.)

The monthly insurance charge generally will be assessed at a rate of 0.05% per month of the Contract fund, unless as a result of very unfavorable investment experience, the Contract fund falls so low as to make a monthly charge based upon a rate of 0.05% per month inadequate. In that event, the charge may be increased to the amount permitted by the 1980 CSO Table. This higher charge would generally be assessed only when the Contract fund is at least 40% lower than that which would exist were a net rate of 6% earned in the applicable variable investment option[s] and maximum mortality charges based on the 1980 CSO Table deducted. In practice, this will require that the return average somewhat less than 6% for several years or that a substantial depreciation in the Contract fund occur in a particular year. For example, for a male who buys a contract at age 35, investment results could average a net return of 2.22% per year for about 19 years before we will make a higher cost of insurance charge. As another example, for a male who buys a contract at age 40 and experiences an average net return of 6% per year for 8 years, it would take a loss of about 43% in the ninth year (which could occur if there was a substantial market drop) in order to bring about an increase in the insurance charge.

SURRENDER CHARGE

A contingent deferred sales charge may be imposed upon surrender of this contract. This charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, preparation of sales literature, and other promotional activities. No sales charge will be made if the contract is surrendered after the sixth contract year. If the Contract is surrendered in the first year, the charge will be 9% of the amount credited under the contract. For each year after the first that the contract is in effect, the contingent deferred sales charge as a percentage of the contract fund is reduced by 1% until it reaches 4% in year 6. However, in no event will the sales charge be greater than 9% of the initial premium payment. If there is an outstanding loan, the amount of any deferred sales charge will be computed as if the loan had been repaid immediately before the surrender. No deferred sales charge is applicable to the death benefit, no matter when that may become payable. During 1998, 1997, and 1996, Pruco Life of New Jersey received a total of $0, $4,638, and $2,163, respectively, in sales charges on surrenders of the Contracts.

OTHER INFORMATION ABOUT CHARGES

As you can see from the foregoing description, the amount credited under the contract at the outset of the contract will be less than the initial premium payment by the amount of the premium tax payable, unless the initial premium payment satisfies our standards for elimination or reduction of the premium tax charge as explained in item 1 above.

Thereafter, assuming a total Series Fund expense ratio of 0.47% (taking into account any applicable offsets described under THE PRUDENTIAL SERIES FUND, INC. on page 6), a cost of insurance charge of 0.05% per month and no contract debt, the amount credited under the contract will vary at a rate that is approximately 2.32% to 2.37% lower than the gross investment return of the underlying portfolio of the Series Fund in which the assets held under the contract are invested.


The Account is not a separate taxpayer for purposes of the Internal Revenue Code. The earnings of the account are taxed as part of the operations of Pruco Life of New Jersey. No charge is currently being made against the account for company federal income taxes (excluding any charge for taxes attributable to premiums). Pruco Life of New Jersey will review the question of a charge to the account for company federal income taxes periodically. Such a charge may be made in future years for any company federal income taxes that would be attributable to the Account.

Under current law, Pruco Life of New Jersey may incur state and local taxes (in addition to premium-based taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local laws, the imposition of any such taxes upon Pruco Life of New Jersey that are attributable to the Account may result in a corresponding charge against the Account.

AMOUNT OF LIFE INSURANCE (THE DEATH BENEFIT)

As stated earlier, when we issue the contract we will determine the initial amount of life insurance based on the amount of the initial premium payment. That amount will be shown on the cover page of the contract and is called the "face amount". We calculate the face amount as the amount of whole life insurance that can be provided for the insured by the initial premium, after the deduction of any applicable state and local premium taxes. This calculation is based on the 1980 CSO Table and an interest rate of at least 6%. The amount payable to the beneficiary upon the death of the insured..the death benefit..will never be less than the face amount as long as the contract remains in force, except that it will be reduced by the amount of any outstanding loan plus interest. However, the contract's death benefit may be higher than the face amount, depending upon the length of time the contract is in force and the contract's investment results.

1. SOME TYPICAL FACE AMOUNTS. The following table shows for insureds of various ages what the face amount of insurance will be for an initial premium payment of $10,000 or $50,000. The table assumes that at issuance the fixed-rate option is not being credited more than 6% (if a higher rate is being credited under the fixed-rate option, the face amount will be slightly higher) and, for the $10,000 premium payment, assumes a total state and local premium tax rate of 2%.

--------------------------------------------------------------------------------
   AGE OF                     FACE AMOUNT                    FACE AMOUNT
  INSURED                     FOR $10,000                    FOR $10,000
   ON THE                       PREMIUM                        PREMIUM
  CONTRACT             ------------------------       --------------------------
    DATE                 MALE           FEMALE           MALE           FEMALE
--------------------------------------------------------------------------------
       5               $231,211        $298,154       $1,179,644      $1,521,193
      15               $151,173        $198,359       $  771,290      $1,012,032
      25               $104,157        $129,799       $  531,412      $  662,236
      35               $ 66,654        $ 82,561       $  340,069      $  421,229
      45               $ 42,601        $ 52,980       $  217,353      $  270,304
      55               $ 28,260        $ 35,032       $  144,183      $  178,734
      65               $ 19,832        $ 23,624       $  101,180      $  120,529
      75               $ 14,982        $ 16,631       $   76,439      $   84,850
--------------------------------------------------------------------------------


In some states the figures in the above table for males will apply to both males and females. The table does not apply to certain contracts issued to employers and employee organizations based on unisex rates. See LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS, page 22.

2. INCREASE IN DEATH BENEFIT DUE TO FAVORABLE INVESTMENT EXPERIENCE. It is likely that the amount of insurance will not change for several years after the contract date. Then, if investment experience is sufficiently favorable (by which is generally meant an average annual net return of greater than 6%), the death benefit may increase. The contract provides that the death benefit will never be less than the face amount or a stated multiple (which changes every year with the attained age of the insured) of the contract fund. The latter ensures that the contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. Representative multiples for insureds are shown in the table below.

--------------------------------------------------------------------------------
                                        DEATH BENEFIT IS NO LESS THAN
   AGE OF                                THE CONTRACT FUND TIMES THE
  INSURED                             FOLLOWING MULTIPLE (ASSUMES NO LOAN)
                                ------------------------------------------------
                                MALE                           FEMALE
--------------------------------------------------- ----------------------------
      5                         4.80                            7.50
     15                         4.80                            7.50
     25                         4.56                            6.11
     35                         3.76                            4.52
     45                         2.27                            2.64
     55                         1.55                            1.82
     65                         1.23                            1.40
     75                         1.09                            1.15
     85                         1.05                            1.05
     95                         1.02                            1.02
--------------------------------------------------------------------------------

Thus, for a male age 55 who purchased a contract with a face amount of $133,307 when he was 35 for a premium payment of $20,000, if the Contract fund has increased to $123,049 due to a gross return in the selected Series Fund portfolios of 12%, the death benefit payable will be $196,879 at the end of 20 years, based on the assumptions reflected in the table on page T1. If the Contract fund were to drop subsequently because of unfavorable investment results, the death benefit would also drop, but not below the face amount. In some states the figures in the above table for males will apply to both males and females. The table does not apply to certain Contracts issued to employers and employee organizations based on unisex rates. See LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS, page 22.

LAPSE AND REINSTATEMENT

If the investment results of a contract's variable investment option[s] have been so unfavorable that the net cash surrender value on any monthly date has decreased to zero or less, the contract will go into default.

Should this happen, Pruco Life of New Jersey will send you a notice of default setting forth the payment necessary to keep the contract in force. This payment must be received at the Prudential Annuity Service Center within the 61 day grace period after the notice of default is mailed or the contract will lapse and have no value. A contract that lapses with an outstanding contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS on page 19.

A contract that has lapsed may be reinstated within 3 years after the date of default unless the contract has been surrendered for its cash surrender value. To reinstate a lapsed contract, Pruco Life of New Jersey requires renewed evidence of insurability, and submission of certain payments due under the contract.

A contract that has lapsed has no value and provides no benefits.

ADDITIONAL PREMIUM PAYMENTS

After the contract has been in force for several years, you may be allowed the option of paying additional premium payments in order to increase your Contract fund. Such premium payments are allowed when they will not cause the contract to fail to qualify as life insurance for tax purposes and will not then increase the amount of insurance. Upon request, we will tell you whether an additional premium payment can be made and its maximum amount. If you make an additional premium payment, the amount of that payment, less any applicable premium taxes which may be payable, will increase the contract fund but not the death benefit. These premium payments will not increase the maximum possible deferred sales charge. We will not accept an additional premium payment if it would, through the application of the multiples shown on page 16, immediately result in an increase in the death benefit.

Several factors affect when additional premium payments may be made. For example, the contract years in which a female issue age 55 may make additional payments depend upon investment performance. Based upon a hypothetical gross annual rate of return of 8% in the selected Series Fund portfolio[s], and upon the assumptions reflected in the table on page T1, an additional payment may first be made in year 12, and additional payments may be made as late as year 20.

LIVING NEEDS BENEFIT

You may elect to add the Living Needs BenefitSM to your Contract at the time of issue, provided we receive satisfactory evidence of insurability. The benefit may vary state-by-state. It can generally be added only to contracts with face amounts of $50,000 or more or when the aggregate face amounts of the insured's eligible contracts equal $50,000 or more.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the contract's cash surrender value. Depending upon state regulatory approval, one or both of the following options may be available. You should consult with a Pruco Life of New Jersey representative to determine whether additional options may be available.

TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of 6 months or less. When satisfactory evidence is provided, Pruco Life of New Jersey will provide an accelerated payment of the portion of the death benefit selected by you as a Living Needs Benefit. You may:

o    elect to receive the benefit in a single sum or

o    receive equal monthly payments for 6 months.

If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for 6 months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life of New Jersey will provide an accelerated payment of the portion of the death benefit selected by you as a Living Needs Benefit. You may:

o    elect to receive the benefit in a single sum or

o receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured.

If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the contract. Pruco Life of New Jersey reserves the right to determine the minimum amount that may be accelerated.

The Living Needs Benefit is available only to the extent regulatory approval has been obtained. If you want this benefit it must be requested on the contract's application. There is no charge for adding the benefit to the contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life of New Jersey can furnish details about the amount of Living Needs Benefit that is available to you, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult with a qualified tax advisor before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following four tables have been prepared to show you how values under this Contract change with investment performance of the account. The tables assume that no portion of the Contract fund is allocated to the fixed-rate option or the Real Property Account. The tables illustrate how cash surrender values (reflecting the deduction of deferred sales charges, if any) and death benefits under contracts issued on an insured of a given age would vary over time if the return on the assets held in the Series Fund portfolios were a uniform, gross, after tax, annual rate of 0%, 4%, 8%, and 12%. The death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 4%, 8%, and 12% but fluctuated over and under those averages throughout the years. For the hypothetical returns of 0% and 4%, the tables also show when the Contract would go into default, at which time additional payments would be needed to keep it in force.

The amounts shown for the death benefit and cash surrender value as of each contract anniversary reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross after tax return of the portfolios. This is because these tables assume a total Series Fund expense ratio of 0.47%, and also reflect the daily charge to the account for the cost of administration, which is equivalent to an effective annual charge of 0.35%, and the daily charge to the account for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.9%. The actual fees and expenses of the portfolios associated with a particular contract may be more or less than 0.47% and will depend on which subaccounts are selected. Based on the above assumptions, gross annual rates of return of 0%, 4%, 8%, and 12% thus correspond in the tables to approximate net annual rates of return of -1.72%, 2.28%, 6.28%, and 10.28%.

The tables on pages T1 and T3 also reflect the fact that Pruco Life of New Jersey generally makes its monthly charge for providing insurance protection at an amount equal to 0.05% per month (approximately 0.6% to 0.65% per year) of the assets in the subaccounts attributable to the contract, even though it has the contractual right to charge a higher amount. Where the amount credited under a contract falls to such a level as to make this monthly charge inadequate in Pruco Life of New Jersey's judgment (i.e., where the contract fund value is at least 40% below that which would exist were a net rate of 6% earned in the applicable subaccounts and maximum mortality charges deducted), Pruco Life of New Jersey will deduct the maximum monthly mortality charge. See MONTHLY DEDUCTION FROM CONTRACT FUND, page 14. The 0% and 4% columns in the tables on pages T1 and T3 reflect the deduction of these larger mortality charges in later years in accordance with this standard. The tables on pages T2 and T4 reflect the deduction of the maximum cost of insurance charge at all times, even though Pruco Life of New Jersey does not currently intend to charge the maximum contractual cost of insurance rates other than under the circumstances where the contract fund value falls to a specified level, as explained above. All of the tables reflect the deduction of a sales charge in the calculation of the cash surrender value during the first 6 contract years.

The tables also reflect the fact that no charges for federal or state income taxes are currently made against the account. If such a charge is made in the future, it will take a higher gross rate of return than it does now to produce the net after-tax returns shown in the tables.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life of New Jersey representative can provide you with a hypothetical illustration for your own age and sex. You can obtain an illustration using a premium amount other than those shown in this prospectus. You may use assumed gross returns different than those shown in the tables, although currently they may not be higher than 12%.

WHEN PROCEEDS ARE PAID

Pruco Life of New Jersey will generally pay any death benefit, cash surrender value or loan proceeds within 7 days after receipt at the Prudential Annuity Service Center of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received. However, Pruco Life of New Jersey may delay payment of proceeds from the subaccount[s] and the portion of the death benefit due under the contract in excess of the face amount if the disposal or valuation of the account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares an emergency.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, Pruco Life of New Jersey expects to pay the cash surrender value promptly upon request. However, Pruco Life of New Jersey has the right to delay payment of such cash surrender value for up to 6 months (or a shorter period if required by applicable law). Pruco Life of New Jersey will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

REPORTS TO CONTRACT OWNERS

Once each contract year, you will be sent statements that provide certain information pertinent to your contract. These statements detail values and transactions made and specific contract data that apply only to each particular contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life of New Jersey may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each.

If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of each annual and semi-annual report issued by the Series Fund. However, if such individual or company wishes to receive multiple copies of any such report, a request may be made by calling the toll-free telephone number listed on the cover page of this prospectus.

TAX TREATMENT OF CONTRACT BENEFITS

Introduction

This summary provides general information on the federal income tax treatment of the contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance

This contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the contract's investments.

We believe we have taken adequate steps to insure that the contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

you will not be taxed on the growth of the investment options in the contract, unless you receive a distribution from the contract.

the contract's death benefit will be tax free to your beneficiary.

Although we believe that the contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of the Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes, which will be applied uniformly to all Contract owners after advance written notice, that we deem necessary to insure that the contract will qualify as life insurance.

PRE-DEATH DISTRIBUTIONS

The contract is a modified endowment contract under federal tax law. This means that:

amounts you receive under the contract before the insured's death, including loans and withdrawals, are included in your income on an income first basis (that is, you will have taxable income to the extent that the contract fund before surrender charges exceeds the premiums paid for the contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income). An assignment of a modified endowment contract is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the contract became a modified endowment contract.

New York taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59-1/2, on account of you becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to the contracts owned by a business.

all modified endowment contracts issued by us to you during the same calendar year are treated as a single contract for purposes of applying these rules.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If you transfer or assign the contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be generation skipping transfer tax consequences. Deductions for interest paid or accrued on contract debt or on other loans that are incurred or continued to purchase or carry the contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance

If a business, rather than an individual, is owner of the contract, there are some additional rules. Business contract owners generally cannot deduct premium payments. Business contract owners generally cannot take tax deductions for interest on contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on contracts for up to 20 key persons. The interest deduction for contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the contract fund or death benefits received under business-owned life insurance policies.

VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the account will be invested in shares of the corresponding portfolios of the Series Fund. Pruco Life of New Jersey is the legal owner of those shares and has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Pruco Life of New Jersey will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings it is required to hold in accordance with voting instructions received from contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from contract owners are received, and any shares attributable to general account investments of Pruco Life of New Jersey will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life of New Jersey to vote shares of the Series Fund in its own right, it may elect to do so.

Matters on which Contract owners may give voting instructions include the following:

o    election of the Board of Directors of the Series Fund;

o    ratification of the independent accountant of the Series Fund;

o approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the contract owner's selected subaccount[s];

o any change in the fundamental investment policy of a portfolio corresponding to the contract owner's selected subaccount[s]; and

o    any other matter requiring a vote of the shareholders of the Series Fund.

With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, contract owners participating in such portfolios will vote separately on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

The number of Series Fund shares for which instructions may be given by a contract owner is determined by dividing the portion of the value of the contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the Series Fund. The number of votes for which each contract owner may give Pruco Life of New Jersey instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Pruco Life of New Jersey will furnish contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life of New Jersey reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life of New Jersey may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life of New Jersey itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that Pruco Life of New Jersey reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life of New Jersey does disregard voting instructions, it will advise contract owners of that action and its reasons for such action in the next annual or semi-annual report to contract owners.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Currently, Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, which was organized in 1971 under New Jersey law, acts as the principal underwriter of the Contract. Pruco Life of New Jersey expects that during 1999 Prusec's responsibilities as principal underwriter will be assigned to Prudential Investment Management Services LLC ("PIMS"). PIMS, also an indirect wholly-owned subsidiary of Prudential, is a limited liability corporation organized under Delaware law in 1996. PIMS will act as principal underwriter under substantially the same terms as Prusec does currently. Both Prusec and PIMS are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The principal business address of both Prusec and PIMS is 751 Broad Street, Newark, New Jersey 07102-3777.

The contract is currently sold by registered representatives of the principal underwriter and may also be sold through other broker-dealers authorized by the principal underwriter, including broker-dealers otherwise unaffiliated with Prudential. Registered representatives of such other unaffiliated broker-dealers may be paid on a different basis than registered representatives of the principal underwriter or broker-dealers affiliated with Prudential. The maximum commission that will be paid to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 6% of the purchase payment. In addition, trail commissions based on the size of the contract fund may be paid.

Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life of New Jersey expects to recover its total sales expenses over the periods the contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life of New Jersey's surplus, which may include the amounts derived from the mortality and expense risk charge.

SUBSTITUTION OF SERIES FUND SHARES

Although Pruco Life of New Jersey believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes or the unavailability of shares for investment. In that event, Pruco Life of New Jersey may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. You will be notified of any substitution.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The contract generally employs mortality tables that distinguish between males and females. Thus, initial amounts of insurance that a given premium will buy, cost of insurance charges, and benefits under contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, initial amounts of insurance, cost of insurance charges and benefits will be based on male mortality tables whether the insured is male or female. In addition, employers and employee organizations considering purchase of a contract should consult their legal advisors to determine whether purchase of a contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We may offer the contract with unisex mortality rates to such prospective purchasers.

OTHER GENERAL CONTRACT PROVISIONS

ASSIGNMENT. This contract may not be assigned if such assignment would violate any federal, state or local law or regulation. Generally, the contract may not be assigned to another insurance company without Pruco Life of New Jersey's consent. Pruco Life of New Jersey assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at the Prudential Annuity Service Center.

BENEFICIARY. You designate the beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. After the contract has been in force during the insured's lifetime for two years from the contract date, Pruco Life of New Jersey will not contest its liability under the contract in accordance with its terms.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the contract, Pruco Life of New Jersey will adjust the benefits payable, as required by law, to reflect what the premium would have purchased for the correct age and sex.

SETTLEMENT OPTIONS. The Contract grants you, or your beneficiary, a variety of ways to receive contract proceeds, other than in a lump sum. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within two years from the contract date, Pruco Life of New Jersey will pay no more under the contract than the sum of the premiums paid.

STATE REGULATION

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS

The financial statements of Pruco Life of New Jersey as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and the financial statements of the Account as of December 31, 1998 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Ikwhan Oh, FSA, MAAA, Vice President and Company Actuary of Pruco Life of New Jersey whose opinion is filed as an exhibit to the registration statement.

LITIGATION

Several actions have been brought against Pruco Life of New Jersey (the "Company") alleging that the Company and its agents engaged in improper life insurance sales practices. Prudential has agreed to indemnify the Company for losses, if any, resulting from such litigation. No other significant litigation is being brought against the Company that would have a material effect on its financial position.

YEAR 2000 COMPLIANCE

The Year 2000 Issue

The services provided to you as a purchaser of Discovery Life Plus depend on the smooth functioning of numerous computer systems. Many computer systems in use today are programmed to recognize only the last two digits of a date as the year. As a result, any systems using this kind of programming can not distinguish a date using "00" and may treat it as "1900" instead of "2000." This problem may impact computer systems that store business information, but it could also affect other equipment used in our business like telephone, fax machines and elevators. If this problem is not corrected, the "Year 2000" issue could affect the accuracy and integrity of business records. Prudential's regular business operations could be interrupted as well as those of other companies that deal with us.

In addition, the operations of the mutual funds associated with Discovery Life Plus could experience problems resulting from the Year 2000 issue. Please refer to the respective mutual fund's prospectus for information regarding their approach to Year 2000 concerns. The following describes Prudential's effort to address Year 2000 concerns.

To address this potential problem Prudential, as the parent company of Pruco Life of New Jersey, organized its Year 2000 efforts around the following three areas:

BUSINESS SYSTEMS - Computer programs directly used to support our business;

INFRASTRUCTURE - Computers and other business equipment like telephones and fax machines; and

BUSINESS PARTNERS - Year 2000 readiness of essential business partners.

BUSINESS SYSTEMS. The business systems component includes a wide range of computer programs that directly support Prudential's business operations including systems for: insurance product processing, securities trading, personnel record keeping and general accounting systems. All business systems were analyzed to determine whether each computer program with a Year 2000 problem should be retired, replaced or renovated. The majority of this work has been completed. A few remaining programs are currently being tested and completion of this process is expected by June, 1999.

INFRASTRUCTURE. As with business applications, we established a specific methodology and process for addressing infrastructure issues. The infrastructure effort includes mainframe computer system hardware and operating system software, mid-range systems and servers, telecommunications equipment and systems, buildings and facilities systems, personal computers, and vendor hardware and software. Other than desktop systems, substantially all other infrastructure systems have been thoroughly tested. Presently, a small number of midrange computers, and building and facilities systems are in the testing phase. We expect to have the infrastructure implementation process completed by June, 1999.

BUSINESS PARTNERS. Prudential recognizes the importance of determining the Year 2000 readiness of external business relationships especially those that involve electronic data transfer products and services, and products that impact our essential business processes. Prudential first classified each business partner as "highly critical" or "less critical" to our business and then began to develop risk assessment and contingency plans to address the potential that a business partner could experience a Year 2000 failure. All highly critical business partner relationships have been assessed and contingency and planning is completed. Risk assessment and contingency planning continues for less critical business partners, and the target completion date for these relationships is June 1999.

Prudential believes that the Business Application, Infrastructure and Business Partners components of the Year 2000 project are substantially on schedule. A small number of the projects may not meet their targeted completion date. However, Prudential expects that these projects will be completed by September, 1999. If there are any delays, they should not have a significant impact on the timing of the project as a whole.

The Cost of Year 2000 Readiness

Prudential is funding the Year 2000 program from internal operating budgets, and estimates that its total costs to address the Year 2000 issue will total approximately $220 million. Because these expenses were part of the operating budget, they did not impact the management of Discovery Life Plus. During the course of the Year 2000 program, some optional computer projects have been delayed, but these delays have not affected Discovery Life Plus.

Year 2000 Risks and Contingency Planning

Prudential believes that it is well positioned to lessen the impact of the Year 2000 problem. However, given the nature of this issue, we can not be 100% certain that we are completely prepared, particularly because we cannot be certain of Year 2000 readiness of third parties. As a result, we are unable to determine at this time whether the consequences of Year 2000 failures may have a material adverse effect on the results of Prudential's operations, liquidity or financial condition. In the worst case, it is possible that a Year 2000 technology failure, whether internal or external, could have a material impact on Prudential's results of operations, liquidity, or financial position. If Prudential is unable to address the Year 2000 problem, we may have difficulty in responding to your incoming phone calls, calculating your contract value or processing withdrawals and purchase payments. It is also possible that the mutual funds associated with Discovery Life Plus will be unable to value their securities, in turn creating difficulties in purchasing or selling shares of the respective mutual fund and calculating corresponding unit asset values. The objective of Prudential's Year 2000 program has been to reduce these risks as much as possible.

Most of the operations of Discovery Life Plus involve such a large number of individual transactions that they can only be handled with the help of computers. As a result, our current contingency plans include responses to the failure of specific business programs or infrastructure components. However, our contingency responses are now being reviewed and we expect to finalize them by June, 1999 to ensure that they are workable under the special conditions of a Year 2000 failure. Prudential believes that with the completion of its Year 2000 program as scheduled, the possibility of significant interruptions of normal operations will be reduced.

ADDITIONAL INFORMATION

Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.


Further information may also be obtained from Pruco Life of New Jersey's office. The address and telephone number are set forth on the cover of this prospectus.

FINANCIAL STATEMENTS

The financial statements of Pruco Life of New Jersey included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past 5 years, are shown below.


                      DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR., CHAIRMAN AND DIRECTOR -- Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance since 1997; 1995 to 1997:
President, Prudential Select; 1993 to 1995: Chief Operating Officer, Prudential Select. Age 47.

WILLIAM M. BETHKE, DIRECTOR -- Chief Investment Officer since 1997; 1992 to 1997: President, Prudential Capital Markets Group. Age 52.

IRA J. KLEINMAN, DIRECTOR -- Executive Vice President, International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; 1993 to 1995: President, Prudential Select. Age 52.

ESTHER H. MILNES, PRESIDENT AND DIRECTOR -- Vice President and Actuary, Prudential Individual Insurance Group since 1996; 1993 to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services. Age 48.

I. EDWARD PRICE, VICE CHAIRMAN AND DIRECTOR -- Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; 1994 to 1995: Chief Executive Officer, Prudential International Insurance. Age 56.


                         OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, TREASURER -- Vice President and Treasurer of Prudential since 1995; 1993 to 1995: Managing Director and Assistant Treasurer of Prudential. Age 42.

JAMES C. DROZANOWSKI, SENIOR VICE PRESIDENT -- Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996: Vice President, Credit Card Division, Chase Manhattan Bank. Age 56

CLIFFORD E. KIRSCH, SECRETARY AND CHIEF LEGAL OFFICER -- Chief Counsel, Variable Products, Law Department of Prudential since 1995. Age 39.

FRANK P. MARINO, SENIOR VICE PRESIDENT -- Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; prior to 1996:
Senior Vice President, Prudential Mutual Fund Services. Age 54

EDWARD A. MINOGUE, SENIOR VICE PRESIDENT -- Vice President, Annuity Services, Prudential Investments since 1997; prior to 1997: Director, Merrill Lynch. Age 56.

IMANTS SAKSONS, SENIOR VICE PRESIDENT -- Vice President, Compliance, Prudential Individual Financial Services since 1998; prior to 1998, Vice President, Market Conduct, U.S. Operations, Manulife Financial. Age 48.

SHIRLEY H. SHAO, SENIOR VICE PRESIDENT AND CHIEF ACTUARY -- Vice President and Associate Actuary, Prudential. Age 44.

DENNIS G. SULLIVAN, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER -- Vice President and Deputy Controller, Prudential, since 1998. 1997 to 1998, Vice President & Controller, ContiFinancial Corporation, prior to 1997, Director, Salomon Brothers. Age 43.

The business address of all directors and officers of Pruco Life of New Jersey
(PLNJ) is 213 Washington Street, Newark, New Jersey 07102-2992. PLNJ directors and officers are elected annually.

                                        ILLUSTRATIONS
                                        -------------
                                 DISCOVERY LIFE PLUS CONTRACT
                                      MALE ISSUE AGE 35
                               $20,000 INITIAL PREMIUM PAYMENT
                       USING CURRENT SCHEDULE OF MORTALITY CHARGES (1)

                                                    DEATH BENEFIT
                          ------------------------------------------------------------------
                                         ASSUMING HYPOTHETICAL GROSS (AND NET)
             PREMIUM                          ANNUAL INVESTMENT RETURN OF
END OF     ACCUMULATED    ------------------------------------------------------------------
POLICY   AT 4% INTEREST    0% GROSS          4% GROSS          8% GROSS          12% GROSS
 YEAR       PER YEAR      (-1.72% NET)      (2.28% NET)       (6.28% NET)       (10.28% NET)
------  ---------------   ------------      -----------      -------------     -------------
  1         $ 20,800       $133,307          $133,307           $133,307         $  133,307
  2         $ 21,632       $133,307          $133,307           $133,307         $  133,307
  3         $ 22,497       $133,307          $133,307           $133,307         $  133,307
  4         $ 23,397       $133,307          $133,307           $133,307         $  133,307
  5         $ 24,333       $133,307          $133,307           $133,307         $  133,307
  6         $ 25,306       $133,307          $133,307           $133,307         $  133,307
  7         $ 26,319       $133,307          $133,307           $133,307         $  133,307
  8         $ 27,371       $133,307          $133,307           $133,307         $  133,307
  9         $ 28,466       $133,307          $133,307           $133,307         $  133,307
 10         $ 29,605       $133,307          $133,307           $133,307         $  133,307
 15         $ 36,019       $133,307          $133,307           $133,307         $  150,028
 20         $ 43,822       $133,307          $133,307           $133,307         $  196,879
 25         $ 53,317       $      0(2)       $133,307           $133,307         $  270,741
 30         $ 64,868       $      0          $133,307           $133,307         $  385,391
 35         $ 78,922       $      0          $      0(2)        $155,351         $  566,137
 40         $ 96,020       $      0          $      0           $193,877         $  849,885
 45         $116,824       $      0          $      0           $248,201         $1,308,770


                             CASH SURRENDER VALUE
        --------------------------------------------------------------------
                        ASSUMING HYPOTHETICAL GROSS (AND NET)
                             ANNUAL INVESTMENT RETURN OF
END OF  --------------------------------------------------------------------
POLICY    0% GROSS          4% GROSS          8% GROSS          12% GROSS
 YEAR    (-1.72% NET)       (2.28% NET)       (6.28% NET)      (10.28% NET)
------  --------------     -------------     ------------     --------------
  1        $17,424           $18,134            $ 18,906       $   19,686
  2        $17,209           $18,639            $ 20,125       $   21,752
  3        $16,995           $19,155            $ 21,492       $   24,018
  4        $16,781           $19,684            $ 22,949       $   26,604
  5        $16,568           $20,226            $ 24,502       $   29,473
  6        $16,356           $20,779            $ 26,158       $   32,649
  7        $16,644           $22,006            $ 28,785       $   37,281
  8        $16,093           $22,373            $ 30,410       $   40,868
  9        $15,347           $22,746            $ 32,126       $   44,799
 10        $14,571           $23,126            $ 33,940       $   49,109
 15        $10,130           $25,120            $ 44,661       $   77,734
 20        $ 4,184           $26,679            $ 58,770       $  123,049
 25        $     0(2)        $22,345            $ 77,336       $  194,777
 30        $     0           $12,618            $101,767       $  308,312
 35        $     0           $     0(2)         $133,923       $  488,048
 40        $     0           $     0            $176,251       $  772,622
 45        $     0           $     0            $231,963       $1,223,149

----------------

(1) Illustrated values assume 2% state and/or local premium taxes, no contract loan, and the deduction of the monthly cost of insurance charge in accordance with the standard explained in the prospectus. The cash surrender values reflect the contingent deferred sales charges applicable to surrenders within the first 6 contract years. The face amount is based upon the assumption that at issuance the fixed-rate option is not being credited more than 6%.

(2) Based on a gross return of 0%, the contract would go into default in policy year 23 unless an additional premium payment was made. Based on a gross return of 4%, the contract would go into default in policy year 34 unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                 DISCOVERY LIFE PLUS CONTRACT
                                       MALE ISSUE AGE 35
                                $20,000 INITIAL PREMIUM PAYMENT
                      USING MAXIMUM CONTRACTUAL OF MORTALITY CHARGES (1)

                                                     DEATH BENEFIT
                          -------------------------------------------------------------------
                                          ASSUMING HYPOTHETICAL GROSS (AND NET)
            PREMIUM                            ANNUAL INVESTMENT RETURN OF
END OF     ACCUMULATED    -------------------------------------------------------------------
POLICY   AT 4% INTEREST      0% GROSS          4% GROSS          8% GROSS          12% GROSS
 YEAR       PER YEAR       (-1.72% NET)      (2.28% NET)       (6.28% NET)       (10.28% NET)
------  ---------------   -------------     ------------      -------------     -------------
   1        $ 20,800        $133,307          $133,307           $133,307        $  133,307
   2        $ 21,632        $133,307          $133,307           $133,307        $  133,307
   3        $ 22,497        $133,307          $133,307           $133,307        $  133,307
   4        $ 23,397        $133,307          $133,307           $133,307        $  133,307
   5        $ 24,333        $133,307          $133,307           $133,307        $  133,307
   6        $ 25,306        $133,307          $133,307           $133,307        $  133,307
   7        $ 26,319        $133,307          $133,307           $133,307        $  133,307
   8        $ 27,371        $133,307          $133,307           $133,307        $  133,307
   9        $ 28,466        $133,307          $133,307           $133,307        $  133,307
  10        $ 29,605        $133,307          $133,307           $133,307        $  133,307
  15        $ 36,019        $133,307          $133,307           $133,307        $  142,897
  20        $ 43,822        $133,307          $133,307           $133,307        $  187,517
  25        $ 53,317        $      0(2)       $133,307           $133,307        $  257,798
  30        $ 64,868        $      0          $      0(2)        $133,307        $  366,895
  35        $ 78,922        $      0          $      0           $133,307        $  538,805
  40        $ 96,020        $      0          $      0           $133,307        $  808,533
  45        $116,824        $      0          $      0           $164,351        $1,243,578


                               CASH SURRENDER VALUE
        ------------------------------------------------------------------
                       ASSUMING HYPOTHETICAL GROSS (AND NET)
                            ANNUAL INVESTMENT RETURN OF
END OF  ------------------------------------------------------------------
POLICY    0% GROSS          4% GROSS          8% GROSS          12% GROSS
 YEAR   (-1.72% NET)       (2.28% NET)       (6.28% NET)      (10.28% NET)
------  -------------    -------------     --------------    -------------
   1      $17,306           $18,016          $ 18,777          $   19,556
   2      $16,953           $18,384          $ 19,872          $   21,480
   3      $16,579           $18,742          $ 21,083          $   23,610
   4      $16,180           $19,087          $ 22,362          $   26,033
   5      $15,753           $19,415          $ 23,708          $   28,711
   6      $15,295           $19,721          $ 25,126          $   31,671
   7      $15,259           $20,621          $ 27,440          $   36,025
   8      $14,562           $20,668          $ 28,759          $   39,354
   9      $13,836           $20,680          $ 30,132          $   43,007
  10      $13,079           $20,653          $ 31,562          $   47,020
  15      $ 8,723           $19,800          $ 39,639          $   74,040
  20      $ 2,839           $17,065          $ 49,414          $  117,198
  25      $     0(2)        $10,852          $ 61,057          $  185,466
  30      $     0           $     0(2)       $ 75,094          $  293,516
  35      $     0           $     0          $ 92,595          $  464,486
  40      $     0           $     0          $117,028          $  735,029
  45      $     0           $     0          $153,599          $1,162,222

-----------

(1) Illustrated values assume 2% state and/or local premium taxes, no contract loan, and the deduction of maximum monthly cost of insurance charges. The cash surrender values reflect the contingent deferred sales charges applicable to surrenders within the first 6 contract years. The face amount is based upon the assumption that at issuance the fixed-rate option is not being credited more than 6%.

(2) Based on a gross return of 0% and the deduction of maximum cost of insurance charges, the contract would go into default in policy year 22 unless an additional premium payment was made. Based on a gross return of 4% and the deduction of maximum cost of insurance charges, the contract would go into default in policy year 30 unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                DISCOVERY LIFE PLUS CONTRACT
                                    FEMALE ISSUE AGE 55
                              $100,000 INITIAL PREMIUM PAYMENT
                        USING CURRENT SCHEDULE MORTALITY CHARGES (1)

                                                     DEATH BENEFIT
                          ------------------------------------------------------------------
                                         ASSUMING HYPOTHETICAL GROSS (AND NET)
            PREMIUM                           ANNUAL INVESTMENT RETURN OF
END OF    ACCUMULATED     ------------------------------------------------------------------
POLICY   AT 4% INTEREST     0% GROSS           4% GROSS         8% GROSS          12% GROSS
 YEAR       PER YEAR      (-1.72% NET)       (2.28% NET)       (6.28% NET)      (10.28% NET)
------   --------------   -------------     -------------    --------------    -------------
   1      $104,000         $357,468          $357,468            $357,468        $  357,468
   2      $108,160         $357,468          $357,468            $357,468        $  357,468
   3      $112,486         $357,468          $357,468            $357,468        $  357,468
   4      $116,986         $357,468          $357,468            $357,468        $  357,468
   5      $121,665         $357,468          $357,468            $357,468        $  357,468
   6      $126,532         $357,468          $357,468            $357,468        $  357,468
   7      $131,593         $357,468          $357,468            $357,468        $  357,468
   8      $136,857         $357,468          $357,468            $357,468        $  357,468
   9      $142,331         $357,468          $357,468            $357,468        $  357,468
  10      $148,024         $357,468          $357,468            $357,468        $  360,800
  15      $180,094         $357,468          $357,468            $357,468        $  511,626
  20      $219,112         $      0(2)       $357,468            $357,468        $  734,532
  25      $266,584         $      0          $357,468(2)         $434,039        $1,093,142


                                  CASH SURRENDER VALUE
          ---------------------------------------------------------------------
                         ASSUMING HYPOTHETICAL GROSS (AND NET)
                              ANNUAL INVESTMENT RETURN OF
END OF    ---------------------------------------------------------------------
POLICY       0% GROSS          4% GROSS          8% GROSS         12% GROSS
 YEAR      (-1.72% NET)       (2.28% NET)      (6.28% NET)      (10.28% NET)
------    --------------    --------------    -------------    --------------
   1         $88,900          $ 92,668          $ 96,644         $100,620
   2         $87,802          $ 95,095          $102,678         $111,166
   3         $86,708          $ 97,732          $109,652         $122,726
   4         $85,618          $100,430          $117,087         $135,734
   5         $84,531          $103,192          $125,011         $150,375
   6         $83,449          $106,017          $133,457         $166,576
   7         $84,920          $112,277          $146,864         $190,210
   8         $82,960          $114,150          $155,153         $208,508
   9         $78,562          $116,054          $163,910         $228,567
  10         $73,329          $117,989          $173,162         $250,555
  15         $40,982          $128,164          $227,865         $396,609
  20         $     0(2)       $139,215          $299,849         $627,804
  25         $     0          $151,219(2)       $394,581         $993,765

-----------

(1) Illustrated values assume no deduction for state and/or local premium taxes, no contract loan, and the deduction of the monthly cost of insurance charge in accordance with the standard explained in the prospectus. The cash surrender values reflect the contingent deferred sales charges applicable to surrenders within the first 6 contract years. The face amount is based upon the assumption that at issuance the fixed-rate option is not being credited more than 6%.

(2) Based on a gross return of 0%, the contract would go into default in policy year 20 unless an additional premium payment was made. Based on a gross return of 4%, the contract would go into default in policy year 33 unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                    DISCOVERY LIFE PLUS CONTRACT
                                        FEMALE ISSUE AGE 55
                                  $100,000 INITIAL PREMIUM PAYMENT
                          USING MAXIMUM CONTRACTUAL MORTALITY CHARGES (1)

                                                          DEATH BENEFIT
                              --------------------------------------------------------------------
                                              ASSUMING HYPOTHETICAL GROSS (AND NET)
                PREMIUM                            ANNUAL INVESTMENT RETURN OF
END OF        ACCUMULATED     --------------------------------------------------------------------
POLICY       AT 4% INTEREST      0% GROSS          4% GROSS          8% GROSS          12% GROSS
 YEAR           PER YEAR       (-1.72% NET)       (2.28% NET)       (6.28% NET)      (10.28% NET)
---------    --------------   --------------    --------------    --------------    --------------
   1            $104,000         $357,468          $357,468          $357,468          $  357,468
   2            $108,160         $357,468          $357,468          $357,468          $  357,468
   3            $112,486         $357,468          $357,468          $357,468          $  357,468
   4            $116,986         $357,468          $357,468          $357,468          $  357,468
   5            $121,665         $357,468          $357,468          $357,468          $  357,468
   6            $126,532         $357,468          $357,468          $357,468          $  357,468
   7            $131,593         $357,468          $357,468          $357,468          $  357,468
   8            $136,857         $357,468          $357,468          $357,468          $  357,468
   9            $142,331         $357,468          $357,468          $357,468          $  357,468
  10            $148,024         $357,468          $357,468          $357,468          $  357,468
  15            $180,094         $357,468          $357,468          $357,468          $  475,293
  20            $219,112         $      0(2)       $357,468          $357,468          $  682,125
  25            $266,584         $      0          $      0(2)       $357,468          $1,014,643


                                      CASH SURRENDER VALUE
              ------------------------------------------------------------------
                             ASSUMING HYPOTHETICAL GROSS (AND NET)
                                  ANNUAL INVESTMENT RETURN OF
END OF        ------------------------------------------------------------------
POLICY           0% GROSS          4% GROSS          8% GROSS         12% GROSS
 YEAR          (-1.72% NET)       (2.28% NET)      (6.28% NET)      (10.28% NET)
---------     --------------    --------------    -------------    -------------
   1              $87,723           $ 91,371         $ 95,345         $ 99,318
   2              $85,294           $ 92,581         $100,164         $108,438
   3              $82,713           $ 93,727         $105,657         $118,539
   4              $79,975           $ 94,771         $111,458         $130,189
   5              $77,061           $ 95,692         $117,582         $143,133
   6              $73,939           $ 96,458         $124,033         $157,517
   7              $72,746           $100,024         $134,857         $178,873
   8              $68,229           $ 99,307         $140,715         $195,187
   9              $63,407           $ 98,264         $146,759         $213,201
  10              $58,225           $ 96,842         $152,985         $233,135
  15              $25,809           $ 82,758         $187,644         $368,444
  20              $                 $ 48,106         $229,442         $583,012
  25              $     0           $      0(2)      $280,678         $922,403

------------

(1) Illustrated values assume no deduction for state and/or local premium taxes, no contract loan, and the deduction of maximum monthly cost of insurance charges. The cash surrender values reflect the contingent deferred sales charges applicable to surrenders within the first 6 contract years. The face amount is based upon the assumption that at issuance the fixed-rate option is not being credited more than 6%.

(2) Based on a gross return of 0% and the deduction of maximum cost of insurance charges, the contract would go into default in policy year 18 unless an additional premium payment was made. Based on a gross return of 4% and the deduction of maximum cost of insurance charges, the contract would go into default in policy year 24 unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                                       FINANCIAL STATEMENTS OF
                                    PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1998

                                                                                    SUBACCOUNTS
                                                    --------------------------------------------------------------------------------
                                                                                                                         ZERO COUPON
                                                     MONEY       DIVERSIFIED                   FLEXIBLE   CONSERVATIVE      BOND
                                                     MARKET         BOND         EQUITY        MANAGED      BALANCED        2000
                                                    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                   -----------   -----------   -----------   -----------   -----------   -----------
ASSETS
 Investment in The Prudential Series
  Fund, Inc. Portfolios at net asset
  value [Note 3] ...............................   $ 2,203,117   $ 2,854,985   $ 8,386,545   $11,051,392   $15,394,297   $   257,051
                                                   -----------   -----------   -----------   -----------   -----------   -----------
 Net Assets ....................................   $ 2,203,117   $ 2,854,985   $ 8,386,545   $11,051,392   $15,394,297   $   257,051
                                                   ===========   ===========   ===========   ===========   ===========   ===========

NET ASSETS, representing:
 Equity of contract owners .....................   $ 2,203,117   $ 2,854,985   $ 8,386,545   $11,051,392   $15,394,297   $   257,051
                                                   -----------   -----------   -----------   -----------   -----------   -----------
                                                   $ 2,203,117   $ 2,854,985   $ 8,386,545   $11,051,392   $15,394,297   $   257,051
                                                   ===========   ===========   ===========   ===========   ===========   ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                                                 A1

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
   HIGH                                                                              ZERO COUPON                    SMALL
   YIELD         STOCK         EQUITY        NATURAL                   GOVERNMENT       BOND       PRUDENTIAL   CAPITALIZATION
   BOND          INDEX         INCOME       RESOURCES      GLOBAL        INCOME         2005        JENNISON         STOCK
 PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
----------    -----------    -----------   -----------   -----------   ----------    -----------   -----------  --------------





$1,501,948     $1,529,564    $1,749,736      $224,740      $606,421      $301,270      $114,954     $1,144,097      $449,416
----------     ----------    ----------      --------      --------      --------      --------     ----------      --------
$1,501,948     $1,529,564    $1,749,736      $224,740      $606,421      $301,270      $114,954     $1,144,097      $449,416
==========     ==========    ==========      ========      ========      ========      ========     ==========      ========


$1,501,948     $1,529,564    $1,749,736      $224,740      $606,421      $301,270      $114,954     $1,144,097      $449,416
----------     ----------    ----------      --------      --------      --------      --------     ----------      --------
$1,501,948     $1,529,564    $1,749,736      $224,740      $606,421      $301,270      $114,954     $1,144,097      $449,416
==========     ==========    ==========      ========      ========      ========      ========     ==========      ========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                                                 A2

                                                       FINANCIAL STATEMENTS OF
                                    PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996

                                                                                 SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------

                                                     MONEY MARKET PORTFOLIO                       DIVERSIFIED BOND PORTFOLIO
                                            ---------------------------------------         ---------------------------------------
                                              1998           1997           1996              1998           1997            1996
                                            ---------      ---------      ---------         ---------      ---------      ---------
INVESTMENT INCOME
 Dividend income ........................   $ 100,142      $ 103,652      $ 104,053         $ 173,873      $ 204,112      $ 194,018
                                            ---------      ---------      ---------         ---------      ---------      ---------

EXPENSES
 Charges to contract owners for assuming
  mortality risk and expense risk and for
  administration [Notes 5A and 5B] ......      23,901         24,188         24,781            35,362         35,031         37,907
 Reimbursement for excess expenses
  [Note 5C] .............................        (295)          (419)          (846)             (686)          (692)        (1,493)
                                            ---------      ---------      ---------         ---------      ---------      ---------
NET EXPENSES ............................      23,606         23,769         23,935            34,676         34,339         36,414
                                            ---------      ---------      ---------         ---------      ---------      ---------
NET INVESTMENT INCOME (LOSS) ............      76,536         79,883         80,118           139,197        169,773        157,604
                                            ---------      ---------      ---------         ---------      ---------      ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  Capital gains distributions received ..           0              0              0            10,286         32,613              0
  Realized gain (loss) on shares
   redeemed .............................           0              0              0             6,794         18,905         14,389
  Net change in unrealized gain (loss)
   on investments .......................           0              0              0             2,474        (25,257)       (73,579)
                                            ---------      ---------      ---------         ---------      ---------      ---------
NET GAIN (LOSS) ON INVESTMENTS ..........           0              0              0            19,554         26,261        (59,190)
                                            ---------      ---------      ---------         ---------      ---------      ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS .............................   $  76,536      $  79,883      $  80,118         $ 158,751      $ 196,034      $  98,414
                                            =========      =========      =========         =========      =========      =========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                                                 A3


                                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

              EQUITY PORTFOLIO                       FLEXIBLE MANAGED PORTFOLIO                CONSERVATIVE BALANCED PORTFOLIO
-----------------------------------------    -----------------------------------------    -----------------------------------------
   1998           1997           1996           1998           1997           1996           1998           1997           1996
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

$   157,172    $   185,377    $   165,956    $   365,349    $   341,788    $   328,708    $   665,334    $   749,419    $   674,390
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------



    108,486        100,463         84,699        142,349        142,081        134,656        199,721        204,550        207,116

     (7,589)        (6,270)        (7,465)       (26,007)       (25,842)       (27,191)       (27,698)       (26,954)       (33,255)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
    100,897         94,193         77,234        116,342        116,239        107,465        172,023        177,596        173,861
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
     56,275         91,184         88,722        249,007        225,549        221,243        493,311        571,823        500,529
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


    919,510        455,682        646,721      1,126,626      1,749,859      1,042,553        916,632      1,768,494      1,042,887

    374,119        279,137        228,498        184,629        268,843        221,247        252,036        392,816        214,639

   (689,234)       827,985        117,818       (586,039)      (469,700)      (203,564)       (78,407)      (849,547)        60,028
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
    604,395      1,562,804        993,037        725,216      1,549,002      1,060,236      1,090,261      1,311,763      1,317,554
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


$   660,670    $ 1,653,988    $ 1,081,759    $   974,223    $ 1,774,551    $ 1,281,479    $ 1,583,572    $ 1,883,586    $ 1,818,083
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                                                 A4


                                                       FINANCIAL STATEMENTS OF
                                    PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996

                                                                           SUBACCOUNTS
                                           --------------------------------------------------------------------------

                                               ZERO COUPON BOND 2000 PORTFOLIO         HIGH YIELD BOND PORTFOLIO
                                           ------------------------------------   -----------------------------------
                                             1998         1997         1996         1998         1997         1996
                                           ---------    ---------    ---------    ---------    ---------    ---------
INVESTMENT INCOME
 Dividend income .......................   $  12,451    $  14,974    $  13,240    $ 149,512    $ 155,751    $ 156,769
                                           ---------    ---------    ---------    ---------    ---------    ---------
EXPENSES
 Charges to contract owners for assuming
  mortality risk, expense risk and
   for administration [Notes 5A and 5B]        3,248        3,611        3,899       19,892       20,547       20,360
 Reimbursement for excess expenses
  [Note 5C] ............................        (575)        (782)        (359)           0            0            0
                                           ---------    ---------    ---------    ---------    ---------    ---------
NET EXPENSES ...........................       2,673        2,829        3,540       19,892       20,547       20,360
                                           ---------    ---------    ---------    ---------    ---------    ---------
NET INVESTMENT INCOME (LOSS) ...........       9,778       12,145        9,700      129,620      135,204      136,409
                                           ---------    ---------    ---------    ---------    ---------    ---------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  Capital gains distributions received .       3,419       11,873            0            0            0            0
  Realized gain (loss) on shares
   redeemed ............................       1,760        1,044        1,347       (2,116)      (3,832)      (1,765)
  Net change in unrealized gain (loss)
   on investments ......................       1,448       (7,788)     (11,192)    (179,573)      58,986       21,477
                                           ---------    ---------    ---------    ---------    ---------    ---------
NET GAIN (LOSS) ON INVESTMENTS .........       6,627        5,129       (9,845)    (181,689)      55,154       19,712
                                           ---------    ---------    ---------    ---------    ---------    ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS ............................   $  16,405    $  17,274    $    (145)   $ (52,069)   $ 190,358    $ 156,121
                                           =========    =========    =========    =========    =========    =========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                                             A5



                                                  SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------

         STOCK INDEX PORTFOLIO                     EQUITY INCOME PORTFOLIO              NATURAL RESOURCES PORTFOLIO
--------------------------------------    --------------------------------------   -------------------------------------
   1998           1997         1996           1998          1997         1996         1998         1997          1996
----------    ----------    ----------    -----------    ---------   ---------     ---------    ---------      ---------

$  19,071     $  20,822     $  16,189     $   48,033     $  37,284   $    37,911   $    2,309   $    2,490     $   2,761
---------     ---------     ---------     ----------     ---------   -----------   ----------   ----------     ---------


   20,786        16,818        10,731         22,975        17,755        13,869        3,579        6,172         4,796

        0             0             0              0             0             0            0            0             0
---------     ---------     ---------     ----------     ---------   -----------   ----------   ----------     ---------
   20,786        16,818        10,731         22,975        17,755        13,869        3,579        6,172         4,796
---------     ---------     ---------     ----------     ---------   -----------   ----------   ----------     ---------
   (1,715)        4,004         5,458         25,058        19,529        24,042       (1,270)      (3,682)       (2,035)
---------     ---------     ---------     ----------     ---------   -----------   ----------   ----------     ---------


   24,345        44,424        11,410        105,282       152,241        37,439       15,649       47,548        55,713

  207,426       106,189        45,690         29,851        39,726        33,765      (21,360)      21,682        10,746

   62,489       194,261       101,882       (251,690)      206,374       106,009      (44,360)    (130,229)       25,357
---------     ---------     ---------     ----------     ---------   -----------   ----------   ----------     ---------
  294,260       344,874       158,982       (116,557)      398,341       177,213      (50,071)     (60,999)       91,816
---------     ---------     ---------     ----------     ---------   -----------   ----------   ----------     ---------


$ 292,545     $ 348,878     $ 164,440    $   (91,499)   $  417,870   $   201,255   $  (51,341)  $  (64,681)    $  89,781
=========     =========     =========    ===========    ==========   ===========   ==========   ==========     =========


                               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                                           A6




                                                       FINANCIAL STATEMENTS OF
                                    PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996


                                                                                         SUBACCOUNTS
                                                          -------------------------------------------------------------------------

                                                                  GLOBAL PORTFOLIO                   GOVERNMENT INCOME PORTFOLIO
                                                         ----------------------------------     -----------------------------------
                                                           1998         1997         1996         1998         1997           1996
                                                         --------    ---------     ---------    ---------    ---------     ---------
INVESTMENT INCOME
 Dividend income ..................................     $  7,953     $  8,942      $ 20,675     $ 12,527     $ 10,477      $ 10,891
                                                        --------     --------      --------     --------     --------      --------
EXPENSES
 Charges to contract owners for assuming
  mortality risk and expense risk and
   for administration [Notes 5A and 5B] ...........        7,528        9,961         9,410        2,468        1,972         2,110
 Reimbursement for excess expenses
  [Note 5C] .......................................            0            0             0            0            0             0
                                                        --------     --------      --------     --------     --------      --------
NET EXPENSES ......................................        7,528        9,961         9,410        2,468        1,972         2,110
                                                        --------     --------      --------     --------     --------      --------
NET INVESTMENT INCOME (LOSS) ......................          425       (1,019)       11,265       10,059        8,505         8,781
                                                        --------     --------      --------     --------     --------      --------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
  Capital gains distributions received ............       25,262       29,175        13,311            0            0             0
  Realized gain (loss) on shares
   redeemed .......................................       42,895       85,779        16,057        1,486         (655)          144
  Net change in unrealized gain (loss)
   on investments .................................       56,781      (47,732)       86,388          796        4,796        (7,299)
                                                        --------     --------      --------     --------     --------      --------
NET GAIN (LOSS) ON INVESTMENTS ....................      124,938       67,222       115,756        2,282        4,141        (7,155)
                                                        --------     --------      --------     --------     --------      --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS .......................................     $125,363     $ 66,203      $127,021     $ 12,341     $ 12,646      $  1,626
                                                        ========     ========      ========     ========     ========      ========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                                                 A7




                                                   SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------

    ZERO COUPON BOND 2005 PORTFOLIO             PRUDENTIAL JENNISON PORTFOLIO          SMALL CAPITALIZATION STOCK PORTFOLIO
---------------------------------------    ---------------------------------------     ------------------------------------
   1998          1997          1996          1998           1997          1996            1998         1997          1996
---------     ---------     ---------     ----------     ----------     ----------     ----------    ---------     --------

$   5,630     $   4,811     $   5,731     $    1,670     $      849     $     524     $    2,789    $    2,627    $   1,069
---------     ---------     ---------     ----------     ----------     ---------     ----------    ----------    ---------




    1,336         1,078         1,326          9,532          4,880         2,798          6,141         5,002        1,661

     (231)         (287)         (137)             0              0             0              0             0            0
---------     ---------     ---------     ----------     ----------     ---------     ----------    ----------    ---------
    1,105           791         1,189          9,532          4,880         2,798          6,141         5,002        1,661
---------     ---------     ---------     ----------     ----------     ---------     ----------    ----------    ---------
    4,525         4,020         4,542         (7,862)        (4,031)       (2,274)        (3,352)       (2,375)        (592)
---------     ---------     ---------     ----------     ----------     ---------     ----------    ----------    ---------



      116         1,907         1,247         16,483         30,119             0         29,229        31,445        2,969

    6,039         1,286         1,156         15,972         15,281        19,426         11,182        41,012        8,078

      100           661        (8,307)       212,008         41,164         6,197        (30,068)       13,028        8,362
---------     ---------     ---------     ----------     ----------     ---------     ----------    ----------    ---------
    6,255         3,854        (5,904)       244,463         86,564        25,623         10,343        85,485       19,409
---------     ---------     ---------     ----------     ----------     ---------     ----------    ----------    ---------


$  10,780     $   7,874     $   (1,362)   $  236,601     $   82,533     $  23,349     $    6,991    $   83,110    $  18,817
=========     =========     ==========    ==========     ==========     =========     ==========    ==========    =========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                                                 A8




                                                           FINANCIAL STATEMENTS OF
                                        PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998, 1997 and 1996

                                                                               SUBACCOUNTS
                                             --------------------------------------------------------------------------------------

                                                        MONEY MARKET PORTFOLIO                   DIVERSIFIED BOND PORTFOLIO
                                             -----------------------------------------    -----------------------------------------
                                                 1998           1997         1996           1998           1997           1996
                                             -----------    -----------    -----------    -----------    -----------    -----------
OPERATIONS
 Net investment income (loss) ............   $    76,536    $    79,883    $    80,118    $   139,197    $   169,773    $   157,604
 Capital gains distributions received ....             0              0              0         10,286         32,613              0
 Realized gain (loss) on shares
  redeemed ...............................             0              0              0          6,794         18,905         14,389
 Net change in unrealized gain (loss) on
  investments ............................             0              0              0          2,474        (25,257)       (73,579)
                                             -----------    -----------    -----------    -----------    -----------    -----------


NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS ..............................        76,536         79,883         80,118        158,751        196,034         98,414
                                             -----------    -----------    -----------    -----------    -----------    -----------


NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 PREMIUM PAYMENTS
 AND OTHER OPERATING
 TRANSFERS [Note 7] ......................       215,962       (137,071)      (671,181)       (90,706)      (429,478)      (222,850)
                                             -----------    -----------    -----------    -----------    -----------    -----------


NET INCREASE (DECREASE) IN NET
 ASSETS RETAINED IN THE ACCOUNT
 [Note 8] ................................       (15,201)       (62,160)        73,753         (1,221)        (3,183)        (2,737)
                                             -----------    -----------    -----------    -----------    -----------    -----------


TOTAL INCREASE (DECREASE) IN NET
 ASSETS ..................................       277,297       (119,348)      (517,310)        66,824       (236,627)      (127,173)


NET ASSETS
 Beginning of year .......................     1,925,820      2,045,168      2,562,478      2,788,161      3,024,788      3,151,961
                                             -----------    -----------    -----------    -----------    -----------    -----------
 End of year .............................   $ 2,203,117    $ 1,925,820    $ 2,045,168    $ 2,854,985    $ 2,788,161    $ 3,024,788
                                             ===========    ===========    ===========    ===========    ===========    ===========


                                         SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                                                    A9




                                                         SUBACCOUNTS (CONTINUED)
 ----------------------------------------------------------------------------------------------------------------------------------

               EQUITY PORTFOLIO                      FLEXIBLE MANAGED PORTFOLIO              CONSERVATIVE BALANCED PORTFOLIO
 ------------------------------------------   -----------------------------------------  ------------------------------------------
     1998          1997            1996           1998           1997         1996          1998             1997          1996
 ------------   ------------   ------------   ------------   ------------  ------------  ------------    ------------   -----------

 $     56,275   $     91,184   $     88,722   $    249,007   $    225,549  $    221,243  $    493,311    $    571,823   $   500,529
      919,510        455,682        646,721      1,126,626      1,749,859     1,042,553       916,632       1,768,494     1,042,887

      374,119        279,137        228,498        184,629        268,843       221,247       252,036         392,816       214,639

     (689,234)       827,985        117,818       (586,039)      (469,700)     (203,564)      (78,407)       (849,547)       60,028
 ------------   ------------   ------------   ------------   ------------  ------------  ------------    ------------   -----------




      660,670      1,653,988      1,081,759        974,223      1,774,551     1,281,479     1,583,572       1,883,586     1,818,083
 ------------   ------------   ------------   ------------   ------------  ------------  ------------    ------------   -----------






     (715,976)      (464,113)      (379,318)    (1,601,731)    (1,068,047)   (1,020,555)   (2,585,555)     (2,247,606)   (1,492,000)
 ------------   ------------   ------------   ------------   ------------  ------------  ------------    ------------   -----------




        2,783         12,326        (45,449)          (300)       (71,159)       30,020         2,706        (284,171)      262,861
 ------------   ------------   ------------   ------------   ------------  ------------  ------------    ------------   -----------



      (52,523)     1,202,201        656,992       (627,808)       635,345       290,944      (999,277)       (648,191)      588,944




    8,439,068      7,236,867      6,579,875     11,679,200     11,043,855    10,752,911    16,393,574      17,041,765    16,452,821
 ------------   ------------   ------------   ------------   ------------  ------------  ------------    ------------   -----------
 $  8,386,545   $  8,439,068   $  7,236,867   $ 11,051,392   $ 11,679,200  $ 11,043,855  $ 15,394,297    $ 16,393,574   $17,041,765
 ============   ============   ============   ============   ============  ============  ============    ============   ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                                                A10




                                                       FINANCIAL STATEMENTS OF
                                    PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998, 1997 and 1996


                                                                               SUBACCOUNTS
                                              --------------------------------------------------------------------------------------

                                                 ZERO COUPON BOND 2000 PORTFOLIO                  HIGH YIELD BOND PORTFOLIO
                                             -----------------------------------------    ------------------------------------------
                                                 1998          1997           1996           1998           1997           1996
                                             -----------    -----------    -----------    -----------    -----------    -----------
OPERATIONS
 Net investment income (loss) ............   $     9,778    $    12,145    $     9,700    $   129,620    $   135,204    $   136,409
 Capital gains distributions received ....         3,419         11,873              0              0              0              0
 Realized gain (loss) on shares
  redeemed ...............................         1,760          1,044          1,347         (2,116)        (3,832)        (1,765)
 Net change in unrealized gain (loss) on
  investments ............................         1,448         (7,788)       (11,192)      (179,573)        58,986         21,477
                                             -----------    -----------    -----------    -----------    -----------    -----------


NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS ..............................        16,405         17,274           (145)       (52,069)       190,358        156,121
                                             -----------    -----------    -----------    -----------    -----------    -----------


NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM PREMIUM
 PAYMENTS AND OTHER OPERATING
 TRANSFERS [Note 7] ......................       (49,141)       (25,625)       (44,303)      (174,662)      (111,622)       (70,031)
                                             -----------    -----------    -----------    -----------    -----------    -----------


NET INCREASE (DECREASE) IN
 NET ASSETS RETAINED IN THE
 ACCOUNT [Note 8] ........................        (2,242)           454         (2,158)        (2,768)           169          1,391
                                             -----------    -----------    -----------    -----------    -----------    -----------


TOTAL INCREASE (DECREASE) IN
 NET ASSETS ..............................       (34,978)        (7,897)       (46,606)      (229,499)        78,905         87,481


NET ASSETS
 Beginning of year .......................       292,029        299,926        346,532      1,731,447      1,652,542      1,565,061
                                             -----------    -----------    -----------    -----------    -----------    -----------
 End of year .............................   $   257,051    $   292,029    $   299,926    $ 1,501,948    $ 1,731,447    $ 1,652,542
                                             ===========    ===========    ===========    ===========    ===========    ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                                                 A11




                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------

          STOCK INDEX PORTFOLIO                    EQUITY INCOME PORTFOLIO            NATURAL RESOURCES PORTFOLIO
-------------------------------------    -------------------------------------    -----------------------------------
   1998          1997         1996          1998          1997         1996         1998        1997          1996
----------    ----------   ----------    ----------    ----------   ----------    ---------    ---------    ---------

$   (1,715)   $    4,004   $    5,458    $   25,058    $   19,529   $   24,042    $  (1,270)   $  (3,682)   $  (2,035)
    24,345        44,424       11,410       105,282       152,241       37,439       15,649       47,548       55,713

   207,426       106,189       45,690        29,851        39,726       33,765      (21,360)      21,682       10,746

    62,489       194,261      101,882      (251,690)      206,374      106,009      (44,360)    (130,229)      25,357
----------    ----------   ----------    ----------    ----------   ----------    ---------    ---------    ---------





   292,545       348,878      164,440       (91,499)      417,870      201,255      (51,341)     (64,681)      89,781
----------    ----------   ----------    ----------    ----------   ----------    ---------    ---------    ---------






  (346,361)      147,339      173,470       155,719        72,388     (102,250)     (78,122)    (169,755)     243,946
----------    ----------   ----------    ----------    ----------   ----------    ---------    ---------    ---------





     7,664        24,629      (20,762)        1,750        12,335      (29,880)      (3,450)       2,927      (53,149)
----------    ----------   ----------    ----------    ----------   ----------    ---------    ---------    ---------




   (46,152)      520,846      317,148        65,970       502,593       69,125     (132,913)    (231,509)     280,578




 1,575,716     1,054,870      737,722     1,683,766     1,181,173    1,112,048      357,653      589,162      308,584
----------    ----------   ----------    ----------    ----------   ----------    ---------    ---------    ---------
$1,529,564    $1,575,716   $1,054,870    $1,749,736    $1,683,766   $1,181,173    $ 224,740    $ 357,653    $ 589,162
==========    ==========   ==========    ==========    ==========   ==========    =========    =========    =========


                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                                               A12





                                                       FINANCIAL STATEMENTS OF
                                    PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998, 1997 and 1996


                                                                                SUBACCOUNTS (CONTINUED)
                                                     ------------------------------------------------------------------------------

                                                               GLOBAL PORTFOLIO                  GOVERNMENT INCOME PORTFOLIO
                                                     -------------------------------------    -------------------------------------
                                                       1998          1997          1996         1998          1997          1996
                                                     ---------     ---------     ---------    ---------     ---------     ---------
OPERATIONS
 Net investment income (loss) ...................    $     425     $  (1,019)    $  11,265    $  10,059     $   8,505     $   8,781
 Capital gains distributions received ...........       25,262        29,175        13,311            0             0             0
 Realized gain (loss) on shares
  redeemed ......................................       42,895        85,779        16,057        1,486          (655)          144
 Net change in unrealized gain (loss) on
  investments ...................................       56,781       (47,732)       86,388          796         4,796        (7,299)
                                                     ---------     ---------     ---------    ---------     ---------     ---------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS ......................      125,363        66,203       127,021       12,341        12,646         1,626
                                                     ---------     ---------     ---------    ---------     ---------     ---------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM PREMIUM PAYMENTS
 AND OTHER OPERATING TRANSFERS
 [Note 7] .......................................     (124,692)     (293,076)       62,567       90,960        20,720       (16,098)
                                                     ---------     ---------     ---------    ---------     ---------     ---------

NET INCREASE (DECREASE) IN NET
 ASSETS RETAINED IN THE ACCOUNT
 [Note 8] .......................................          883       (13,963)       14,160       (1,854)       (3,748)        1,190
                                                     ---------     ---------     ---------    ---------     ---------     ---------

TOTAL INCREASE (DECREASE) IN NET
 ASSETS .........................................        1,554      (240,836)      203,748      101,447        29,618       (13,282)

NET ASSETS
 Beginning of year ..............................      604,867       845,703       641,955      199,823       170,205       183,487
                                                     ---------     ---------     ---------    ---------     ---------     ---------
 End of year ....................................    $ 606,421     $ 604,867     $ 845,703    $ 301,270     $ 199,823     $ 170,205
                                                     =========     =========     =========    =========     =========     =========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                                                A13




                                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------

      ZERO COUPON BOND 2005 PORTFOLIO               PRUDENTIAL JENNISON PORTFOLIO           SMALL CAPITALIZATION STOCK PORTFOLIO
-----------------------------------------    -----------------------------------------    ------------------------------------------
   1998            1997          1996           1998           1997           1996           1998           1997          1996
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$     4,525    $     4,020    $     4,542    $    (7,862)   $    (4,031)   $    (2,274)   $    (3,352)   $    (2,375)   $      (592)
        116          1,907          1,247         16,483         30,119              0         29,229         31,445          2,969

      6,039          1,286          1,156         15,972         15,281         19,426         11,182         41,012          8,078

        100            661         (8,307)       212,008         41,164          6,197        (30,068)        13,028          8,362
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


     10,780          7,874         (1,362)       236,601         82,533         23,349          6,991         83,110         18,817
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------




     12,784        (10,956)       (11,155)       367,685        208,124         (8,785)       (34,901)       189,313         76,342
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------



       (114)       (20,950)        16,343          6,868        (15,249)         2,584          8,443          6,997        (19,680)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


     23,450        (24,032)         3,826        611,154        275,408         17,148        (19,467)       279,420         75,479


     91,504        115,536        111,710        532,943        257,535        240,387        468,883        189,463        113,984
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$   114,954    $    91,504    $   115,536    $ 1,144,097    $   532,943    $   257,535    $   449,416    $   468,883    $   189,463
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                                                A14



                        NOTES TO FINANCIAL STATEMENTS OF
          PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT
                                DECEMBER 31, 1998

NOTE 1: GENERAL

        Pruco Life of New Jersey Single Premium Variable Life Account (the "Account") was established on April 15, 1985 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life of New Jersey's other assets. Proceeds from sales of the Pruco Life of New Jersey Discovery Life Plus product are invested in the Account as directed by the contract owners.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are fifteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

        Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

                                      A15

NOTE 3: INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

        The net asset value per share (rounded) for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 1998 were as follows:

                                                                                        PORTFOLIOS
                                                     -------------------------------------------------------------------------------
                                                        MONEY          DIVERSIFIED                       FLEXIBLE      CONSERVATIVE
                                                        MARKET           BOND            EQUITY           MANAGED        BALANCED
                                                     -----------      ------------     -----------      -----------    -------------
Number of shares:                                        220,312          258,109          282,977          667,324        1,020,804
Net asset value per share (rounded):                 $     10.00      $     11.06      $     29.64      $     16.56      $     15.08
Cost:                                                $ 2,203,117      $ 2,784,683      $ 6,568,559      $10,700,671      $14,421,906


                                                                                  PORTFOLIOS (CONTINUED)
                                                     -------------------------------------------------------------------------------
                                                         ZERO
                                                        COUPON         HIGH YIELD          STOCK           EQUITY        NATURAL
                                                       BOND 2000         BOND              INDEX           INCOME        RESOURCES
                                                     -----------      ------------     -----------      -----------    -------------
Number of shares:                                         20,182          208,375           40,529           87,345           18,754
Net asset value per share (rounded):                  $    12.74       $     7.21       $    37.74       $    20.03       $    11.98
Cost:                                                 $  251,083       $1,689,948       $  999,892       $1,623,598       $  333,584


                                                                                  PORTFOLIOS (CONTINUED)
                                                     -------------------------------------------------------------------------------
                                                                                          ZERO                           SMALL
                                                                       GOVERNMENT        COUPON         PRUDENTIAL    CAPITALIZATION
                                                       GLOBAL           INCOME          BOND 2005        JENNISON         STOCK
                                                     -----------      ------------     -----------      -----------    -------------
Number of shares:                                        28,663          25,380             8,553           47,856          30,550
Net asset value per share (rounded):                   $  21.16        $  11.87          $  13.44         $  23.91        $  14.71
Cost:                                                  $501,301        $299,566          $108,521         $876,262        $453,449

NOTE 4: CONTRACT OWNER UNIT INFORMATION

        Outstanding contract owner units, unit values and total value of contract owner equity at December 31, 1998 were as follows:


                                                                                     SUBACCOUNTS
                                                 -----------------------------------------------------------------------------------

                                                    MONEY           DIVERSIFIED                         FLEXIBLE       CONSERVATIVE
                                                   MARKET              BOND            EQUITY            MANAGED          BALANCED
                                                  PORTFOLIO          PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                 -----------       ------------      -----------       -----------     -------------
Contract Owner Units Outstanding .............     1,215,714         1,106,335         1,501,800         2,843,402         4,709,046
Unit Value ...................................   $   1.81220       $   2.58058       $   5.58433       $   3.88668       $   3.26909
                                                 -----------       -----------       -----------       -----------       -----------
TOTAL CONTRACT OWNER EQUITY ..................   $ 2,203,117       $ 2,854,985       $ 8,386,545       $11,051,392       $15,394,297
                                                 ===========       ===========       ===========       ===========       ===========


                                                                                   SUBACCOUNTS (CONTINUED)
                                                      ------------------------------------------------------------------------------
                                                         ZERO
                                                        COUPON          HIGH YIELD        STOCK           EQUITY           NATURAL
                                                       BOND 2000          BOND            INDEX           INCOME          RESOURCES
                                                       PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                      -----------      ------------     -----------      -----------      ----------
Contract Owner Units Outstanding ................         89,649          678,721          317,730          445,913          111,222
Unit Value ......................................     $  2.86731       $  2.21291       $  4.81403       $  3.92394       $  2.02065
                                                      ----------       ----------       ----------       ----------       ----------
TOTAL CONTRACT OWNER EQUITY .....................     $  257,051       $1,501,948       $1,529,564       $1,749,736       $  224,740
                                                      ==========       ==========       ==========       ==========       ==========


                                                                                   SUBACCOUNTS (CONTINUED)
                                                      ------------------------------------------------------------------------------
                                                                                          ZERO                            SMALL
                                                                       GOVERNMENT        COUPON         PRUDENTIAL    CAPITALIZATION
                                                        GLOBAL           INCOME         BOND 2005        JENNISON          STOCK
                                                       PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                      -----------      ----------      -----------      -----------      ----------
Contract Owner Units Outstanding ................        355,856          149,314           46,169          460,648        263,678
Unit Value ......................................     $  1.70412       $  2.01769       $  2.48986       $  2.48367     $  1.70441
                                                      ----------       ----------       ----------       ----------     ----------
TOTAL CONTRACT OWNER EQUITY .....................     $  606,421       $  301,270       $  114,954       $1,144,097     $  449,416
                                                      ==========       ==========       ==========       ==========     ==========

                                                              A16


NOTE 5: CHARGES AND EXPENSES

       A. Mortality Risk and Expense Risk Charges

          The mortality risk and expense risk charges, at an effective annual rate of 0.90%, are applied daily against the net assets representing equity of contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life of New Jersey.

       B. Administration Charges

          The administration charges at an effective annual rate of 0.35% are applied daily against the net assets representing equity of contract owners held in each subaccount. Administrative charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners.

       C. Expense Reimbursement

          The Account is reimbursed by Pruco Life of New Jersey for expenses in excess of 0.40% of the average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, and Zero Coupon Bond 2000 Portfolios of the Series Fund. In addition, the Account is reimbursed by Pruco Life of New Jersey on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the Zero Coupon Bond 2005 Portfolio.

       D. Deferred Sales Charge

          Subsequent to a contract owner redemption, a deferred sales charge is imposed upon surrender of certain variable life insurance contracts to compensate Pruco Life of New Jersey for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the sixth year of the contract. No sales charge will be imposed on death benefits.

NOTE 6: TAXES

       Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

                                      A17

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

         The following amounts represent components of contract owner activity for the years ended December 31, 1998 and 1997:


                                                                                                   SUBACCOUNTS
                                                                            --------------------------------------------------------

                                                                              MONEY MARKET PORTFOLIO      DIVERSIFIED BOND PORTFOLIO
                                                                            -------------------------     --------------------------
                                                                               1998           1997           1998            1997
                                                                             ---------      ---------      ---------      ---------
Contract Owner Net Payments ............................................     $    (373)     $     995      $     172      $   1,169
Policy Loans ...........................................................      (123,141)       (18,827)       (54,587)       (47,894)
Policy Loan Repayments and Interest ....................................       223,228         25,325         36,259         73,309
Surrenders, Withdrawals and Death Benefits .............................      (173,939)      (216,097)       (47,734)      (409,153)
Net Transfers From (To) Other Subaccounts or Fixed Rate Options ........       303,906         85,301         (4,825)       (27,321)
Administrative and Other Charges .......................................       (13,719)       (13,768)       (19,991)       (19,588)
                                                                             ---------      ---------      ---------      ---------
Net Increase (Decrease) in Net Assets Resulting
 From Premium Payments and Other Operating Transfers ...................     $ 215,962      $(137,071)     $ (90,706)     $(429,478)
                                                                             =========      =========      =========      =========


                                                                                             SUBACCOUNTS (CONTINUED)
                                                                           ---------------------------------------------------------

                                                                               EQUITY PORTFOLIO          FLEXIBLE MANAGED PORTFOLIO
                                                                           --------------------------    ---------------------------
                                                                               1998          1997          1998             1997
                                                                           -----------    -----------    -----------    -----------
Contract Owner Net Payments ............................................   $       410    $     5,305    $     1,411    $    31,012
Policy Loans ...........................................................      (227,319)      (202,847)      (502,871)      (228,588)
Policy Loan Repayments and Interest ....................................       297,092        233,014        196,000        273,750
Surrenders, Withdrawals and Death Benefits .............................      (540,500)      (552,988)    (1,073,945)      (676,443)
Net Transfers From (To) Other Subaccounts or Fixed Rate Options ........      (185,356)       110,155       (143,900)      (389,999)
Administrative and Other Charges .......................................       (60,303)       (56,752)       (78,426)       (77,779)
                                                                           -----------    -----------    -----------    -----------
Net Increase (Decrease) in Net Assets Resulting
 From Premium Payments and Other Operating Transfers ...................   $  (715,976)   $  (464,113)   $(1,601,731)   $(1,068,047)
                                                                           ===========    ===========    ===========    ===========


                                                                                              SUBACCOUNTS (CONTINUED)
                                                                           ---------------------------------------------------------

                                                                                  CONSERVATIVE                   ZERO COUPON
                                                                               BALANCED PORTFOLIO            BOND 2000 PORTFOLIO
                                                                           ---------------------------   ---------------------------
                                                                               1998          1997           1998           1997
                                                                           -----------    -----------    -----------    -----------
Contract Owner Net Payments ............................................   $    (4,775)   $    25,755    $        14    $      --
Policy Loans ...........................................................      (659,041)      (532,693)       (42,376)        (2,489)
Policy Loan Repayments and Interest ....................................       612,810        430,142          6,096          2,826
Surrenders, Withdrawals and Death Benefits .............................    (1,811,489)    (1,891,937)            11        (23,967)
Net Transfers From (To) Other Subaccounts or Fixed Rate Options ........      (607,265)      (161,017)       (10,788)            67
Administrative and Other Charges .......................................      (115,795)      (117,856)        (2,098)        (2,062)
                                                                           -----------    -----------    -----------    -----------
Net Increase (Decrease) in Net Assets Resulting
  From Premium Payments and Other Operating Transfers ..................   $(2,585,555)   $(2,247,606)   $   (49,141)   $   (25,625)
                                                                           ===========    ===========    ===========    ===========


                                                                                             SUBACCOUNTS (CONTINUED)
                                                                           ---------------------------------------------------------

                                                                             HIGH YIELD BOND PORTFOLIO      STOCK INDEX PORTFOLIO
                                                                           ---------------------------     -------------------------
                                                                                1998          1997           1998           1997
                                                                             ---------      ---------      ---------      ---------
Contract Owner Net Payments ............................................     $     (30)     $  15,835      $  21,155      $  62,355
Policy Loans ...........................................................       (50,514)       (55,694)       (52,324)       (24,090)
Policy Loan Repayments and Interest ....................................        37,163         22,039         57,906         11,027
Surrenders, Withdrawals and Death Benefits .............................      (155,708)      (145,247)      (584,056)      (141,482)
Net Transfers From (To) Other Subaccounts or Fixed Rate Options ........         6,557         63,760        222,308        248,431
Administrative and Other Charges .......................................       (12,130)       (12,315)       (11,350)        (8,902)
                                                                             ---------      ---------      ---------      ---------
Net Increase (Decrease) in Net Assets Resulting
 From Premium Payments and Other Operating Transfers ...................     $(174,662)     $(111,622)     $(346,361)     $ 147,339
                                                                             =========      =========      =========      =========

                                                                 A18


NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS (CONTINUED)

                                                                                           SUBACCOUNTS (CONTINUED)
                                                                            ------------------------------------------------

                                                                               EQUITY INCOME           NATURAL RESOURCES
                                                                                   PORTFOLIO                PORTFOLIO
                                                                            ----------------------    ----------------------
                                                                               1998        1997         1998         1997
                                                                            ---------    ---------    ---------    ---------
        Contract Owner Net Payments .....................................   $  (2,822)   $     119    $ (18,020)   $     111
        Policy Loans ....................................................    (101,914)     (35,247)     (18,301)      (6,301)
        Policy Loan Repayments and Interest .............................      16,558       17,209        3,587       12,054
        Surrenders, Withdrawals and Death Benefits ......................      (8,731)     (31,496)     (40,161)     (99,530)
        Net Transfers From (To) Other Subaccounts or
         Fixed Rate Options .............................................     265,351      131,368       (3,170)     (72,752)
        Administrative and Other Charges ................................     (12,723)      (9,565)      (2,057)      (3,337)
                                                                            ---------    ---------    ---------    ---------
        Net Increase (Decrease) in Net Assets Resulting
         From Premium Payments and Other Operating Transfers ............   $ 155,719    $  72,388    $ (78,122)   $(169,755)
                                                                            =========    =========    =========    =========

                                                                                           SUBACCOUNTS (CONTINUED)
                                                                            ------------------------------------------------

                                                                                                           GOVERNMENT
                                                                               GLOBAL PORTFOLIO          INCOME PORTFOLIO
                                                                            ----------------------    ----------------------
                                                                               1998        1997          1998        1997
                                                                            ---------    ---------    ---------    ---------
        Contract Owner Net Payments .....................................   $  (6,226)   $   7,919    $     206    $    --
        Policy Loans ....................................................     (64,791)      (9,778)        (602)        (585)
        Policy Loan Repayments and Interest .............................      71,568        7,391          565          570
        Surrenders, Withdrawals and Death Benefits ......................    (100,413)         (24)          38          (13)
        Net Transfers From (To) Other Subaccounts or
         Fixed Rate Options .............................................     (20,157)    (292,955)       92,00      121,766
        Administrative and Other Charges ................................      (4,673)      (5,629)      (1,248)      (1,018)
                                                                            ---------    ---------    ---------    ---------
        Net Increase (Decrease) in Net Assets Resulting
         From Premium Payments and Other Operating Transfers ............   $(124,692)   $(293,076)   $  90,960    $  20,720
                                                                            =========    =========    =========    =========

                                                                                           SUBACCOUNTS (CONTINUED)
                                                                            ------------------------------------------------

                                                                                 ZERO COUPON           PRUDENTIAL JENNISON
                                                                              BOND 2005 PORTFOLIO            PORTFOLIO
                                                                            ----------------------    ----------------------
                                                                               1998        1997         1998         1997
                                                                            ---------    ---------    ---------    ---------
        Contract Owner Net Payments .....................................   $  18,792    $    --      $  29,453    $   3,729
        Policy Loans ....................................................        --           --        (17,836)      (2,193)
        Policy Loan Repayments and Interest .............................       5,431        5,102        2,531        3,690
        Surrenders, Withdrawals and Death Benefits ......................        --        (12,957)          (9)     (32,958)
        Net Transfers From (To) Other Subaccounts or
         Fixed Rate Options .............................................     (10,062)      (2,024)     358,643      238,344
        Administrative and Other Charges ................................      (1,377)      (1,077)      (5,097)      (2,488)
                                                                            ---------    ---------    ---------    ---------
        Net Increase (Decrease) in Net Assets Resulting
         From Premium Payments and Other Operating Transfers ............   $  12,784    $ (10,956)   $ 367,685    $ 208,124
                                                                            =========    =========    =========    =========

                                                                             SUBACCOUNTS (CONTINUED)
                                                                             ---------------------
                                                                              SMALL CAPITALIZATION
                                                                                STOCK PORTFOLIO
                                                                             ---------------------
                                                                               1998        1997
                                                                             --------     --------
        Contract Owner Net Payments ......................................   $  8,504     $  3,727
        Policy Loans .....................................................    (20,258)      (7,801)
        Policy Loan Repayments and Interest ..............................      3,125       11,951
        Surrenders, Withdrawals and Death Benefits .......................     (5,357)    (152,820)
        Net Transfers From (To) Other Subaccounts or
         Fixed Rate Options ..............................................    (17,590)     336,751
        Administrative and Other Charges .................................     (3,325)      (2,495)
                                                                             --------     --------
        Net Increase (Decrease) in Net Assets Resulting
         From Premium Payments and Other Operating Transfers .............   $(34,901)    $189,313
                                                                             ========     ========

NOTE 8: NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

        The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Pruco Life of New Jersey to
        (from) the Account. Effective October 13, 1998 Pruco Life of New Jersey no longer maintains a position in the account. Previously, Pruco Life of New Jersey maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.


                                      A19

NOTE 9: UNIT ACTIVITY

        Transactions in units (including transfers among subaccounts) for the years ended December 31, 1998, 1997 and 1996 were as follows:

                                                                       SUBACCOUNTS
                               ---------------------------------------------------------------------------------------------
                                         MONEY MARKET PORTFOLIO                          DIVERSIFIED BOND PORTFOLIO
                               -----------------------------------------           -----------------------------------------
                                 1998           1997             1996               1998             1997             1996
                               --------      ----------       ----------           -------         --------         --------
         Contract Owner
          Contributions:        981,797         924,445          770,463            44,078           37,991           44,945

         Contract Owner
            Redemptions:       (863,669)     (1,004,731)      (1,186,529)          (80,896)        (222,446)        (144,479)



                                                                SUBACCOUNTS (CONTINUED)
                               ---------------------------------------------------------------------------------------------
                                       EQUITY PORTFOLIO                               FLEXIBLE MANAGED PORTFOLIO
                               -----------------------------------------          ------------------------------------------
                                 1998            1997             1996              1998             1997             1996
                               --------        --------         --------          --------         --------         --------
         Contract Owner
          Contributions:        104,232         121,424          193,181           148,881          143,246          195,495

         Contract Owner
            Redemptions:       (235,745)       (215,745)        (294,417)         (584,099)        (464,817)        (548,497)



                                                                  SUBACCOUNTS (CONTINUED)
                             -----------------------------------------------------------------------------------------------
                                   CONSERVATIVE BALANCED PORTFOLIO                     ZERO COUPON BOND 2000 PORTFOLIO
                             -------------------------------------------           -----------------------------------------
                                1998            1997              1996              1998              1997            1996
                             ----------      ----------         --------           -------          -------          -------
         Contract Owner
          Contributions:        249,847         204,624          275,196             2,174            1,120            1,387

         Contract Owner
            Redemptions:     (1,083,702)     (1,017,306)        (869,449)          (20,257)         (11,054)         (19,752)



                                                                  SUBACCOUNTS (CONTINUED)
                               ---------------------------------------------------------------------------------------------
                                      HIGH YIELD BOND PORTFOLIO                            STOCK INDEX PORTFOLIO
                               -----------------------------------------          ------------------------------------------
                                 1998            1997             1996              1998             1997             1996
                               --------        --------         --------          --------         --------         --------
         Contract Owner
          Contributions:         79,042          51,563           73,460           119,428          159,486          175,960

         Contract Owner
            Redemptions:       (153,795)       (106,259)        (107,775)         (216,834)        (116,894)        (112,059)



                                                                  SUBACCOUNTS (CONTINUED)
                                --------------------------------------------------------------------------------------------
                                    EQUITY INCOME PORTFOLIO                             NATURAL RESOURCES PORTFOLIO
                                ----------------------------------------           -----------------------------------------
                                 1998            1997             1996              1998             1997             1996
                                -------         -------         --------           -------         --------          -------
         Contract Owner
          Contributions:         84,855          85,762           84,060             5,480           63,146          114,750

         Contract Owner
            Redemptions:        (52,628)        (67,566)        (123,886)          (38,814)        (127,876)         (23,154)

                                                                 SUBACCOUNTS (CONTINUED)
                               ---------------------------------------------------------------------------------------------
                                       GLOBAL PORTFOLIO                                GOVERNMENT INCOME PORTFOLIO
                               -----------------------------------------           -----------------------------------------
                                 1998            1997             1996              1998             1997             1996
                               --------        --------         --------           -------          -------          -------
         Contract Owner
          Contributions:        144,103         161,641          225,664           127,332           24,482            2,765

         Contract Owner
            Redemptions:       (224,970)       (358,283)        (173,474)          (83,748)         (14,055)         (12,257)

                                                             A20


                                                                  SUBACCOUNTS (CONTINUED)
                                --------------------------------------------------------------------------------------------
                                     ZERO COUPON BOND 2005 PORTFOLIO                   PRUDENTIAL JENNSION PORTFOLIO
                                ----------------------------------------          ------------------------------------------
                                 1998             1997            1996              1998            1997              1996
                                -------          ------          -------          --------         --------         --------
         Contract Owner
          Contributions:         40,169           2,518            9,007           291,195          229,343          191,490

         Contract Owner
            Redemptions:        (34,868)         (8,108)         (13,950)         (121,877)        (109,539)        (205,417)
                                -------          ------          -------          --------         --------         --------



                                         SUBACCOUNTS (CONTINUED)
                               -----------------------------------------
                                 SMALL CAPITALIZATION STOCK PORTFOLIO
                               -----------------------------------------
                                 1998            1997             1996
                               --------        --------          -------
         Contract Owner
          Contributions:        258,613         395,533          136,383

         Contract Owner
            Redemptions:       (264,541)       (266,381)         (81,879)

NOTE 10: PURCHASES AND SALES OF INVESTMENTS

         The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 1998 were as follows:

                                                                 PORTFOLIOS
                        -----------------------------------------------------------------------------------------
                           MONEY              DIVERSIFIED                            FLEXIBLE        CONSERVATIVE
                          MARKET                 BOND                EQUITY           MANAGED          BALANCED
                        -----------           -----------        ------------       -----------      ------------
         Purchases      $ 1,590,815            $  78,230         $    395,594       $   366,972      $    80,570
         Sales          $(1,413,660)           $(204,834)        $ (1,189,665)      $(2,081,789)     $(2,820,815)
                        -----------            ---------         ------------       -----------      -----------



                                                             PORTFOLIOS (CONTINUED)
                        -----------------------------------------------------------------------------------------
                        ZERO COUPON
                           BOND               HIGH YIELD            STOCK             EQUITY          NATURAL
                           2000                  BOND               INDEX             INCOME          RESOURCES
                        -----------           ----------         ------------       -----------      -----------
         Purchases      $     2,370            $ 136,880         $    484,416       $   332,779      $    20,714
         Sales          $   (56,425)           $(334,203)        $   (819,749)      $  (197,318)     $  (105,865)



                                                            PORTFOLIOS (CONTINUED)
                        ------------------------------------------------------------------------------------------
                                                                  ZERO COUPON                           SMALL
                                             GOVERNMENT              BOND           PRUDENTIAL      CAPITALIZATION
                          GLOBAL               INCOME                2005            JENNISON            STOCK
                        -----------          -----------         ------------       -----------     --------------
         Purchases      $   202,507            $ 221,822         $     97,775       $   587,324      $   433,796
         Sales          $  (333,845)           $(135,184)        $    (84,907)      $  (221,307)     $  (458,085)

                                      A21

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Pruco Life of New Jersey Single Premium Variable Life Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, Zero Coupon Bond 2000 Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Zero Coupon Bond 2005 Portfolio, Prudential Jennison Portfolio and Small Capitalization Stock Portfolio) of the Pruco Life of New Jersey Single Premium Variable Life Account at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Pruco Life Insurance Company of New Jersey's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1998, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
March 19, 1999


Pruco Life Insurance Company of New Jersey

Statements of Financial Position
December 31, 1998 and 1997 (In Thousands)
--------------------------------------------------------------------------------

                                                                                   1998             1997
                                                                                ----------       ----------
ASSETS
Fixed maturities
   Available for sale, at fair value (amortized cost, 1998: $617,758; and
   1997: $585,109)                                                              $  622,990       $  592,361
Policy loans                                                                       139,443          127,306
Short-term investments                                                              53,761           52,464
                                                                                ----------       ----------
        Total investments                                                          816,194          772,131
Cash                                                                                    45                3
Deferred policy acquisition costs                                                  113,923          101,625
Accrued investment income                                                           12,209           14,075
Other assets                                                                        15,379            4,037
Separate Account assets                                                          1,453,407        1,110,561
                                                                                ----------       ----------
TOTAL ASSETS                                                                    $2,411,157       $2,002,432
                                                                                ==========       ==========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                 $  413,848       $  402,601
Future policy benefits and other policyholder liabilities                           90,530           85,220
Cash collateral for loaned securities                                               34,424           33,663
Securities sold under agreements to repurchase                                      27,210               --
Income taxes payable                                                                 1,610           12,963
Net deferred income tax liability                                                   23,715           22,188
Payable to affiliate                                                                 3,492            4,307
Other liabilities                                                                   19,489           17,103
Separate Account liabilities                                                     1,450,986        1,108,994
                                                                                ----------       ----------
Total liabilities                                                                2,065,304        1,687,039
Contingencies - (See Note 10)                                                   ----------       ----------
Stockholder's Equity
Common stock, $5 par value;
      400,000 shares, authorized;
      issued and outstanding at
      December 31, 1998 and 1997                                                     2,000            2,000
Paid-in-capital                                                                    125,000          125,000
Retained earnings                                                                  217,260          185,437
Accumulated other comprehensive income                                               1,593            2,956
                                                                                ----------       ----------
Total stockholder's equity                                                         345,853          315,393
                                                                                ----------       ----------
TOTAL LIABILITIES AND
    STOCKHOLDER'S EQUITY                                                        $2,411,157       $2,002,432
                                                                                ==========       ==========


                                      See Notes to Financial Statements


Pruco Life Insurance Company of New Jersey

Statements of Operations
Years Ended December 31, 1998, 1997, and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                1998             1997             1996
                                                              ---------        ---------        ---------
REVENUES

Premiums                                                      $   1,345        $   1,105        $   1,345
Policy charges and fee income                                    56,247           56,382           58,571
Net investment income                                            47,032           46,324           43,784
Realized investment gains, net                                    8,446            1,707            1,221
Other income                                                      5,755            5,286            4,047
                                                              ---------        ---------        ---------

Total revenues                                                  118,825          110,804          108,968
                                                              ---------        ---------        ---------

BENEFITS AND EXPENSES

Policyholders' benefits                                          28,342           33,999           28,653
Interest credited to policyholders' account balances             18,985           19,372           20,069
General, administrative and other expenses                       22,105           27,236           12,848
                                                              ---------        ---------        ---------

Total benefits and expenses                                      69,432           80,607           61,570
                                                              ---------        ---------        ---------

Income from operations before income taxes                       49,393           30,197           47,398
                                                              ---------        ---------        ---------

Income taxes
Current                                                          15,309           13,279           12,682
Deferred                                                          2,261           (2,305)           2,929
                                                              ---------        ---------        ---------

Total income taxes                                               17,570           10,974           15,611
                                                              ---------        ---------        ---------

NET INCOME                                                    $  31,823        $  19,223        $  31,787
                                                              =========        =========        =========

Net unrealized investment gains (losses) on securities,
net of reclassification adjustment                               (1,363)             924           (4,556)
                                                              ---------        ---------        ---------

TOTAL COMPREHENSIVE INCOME                                    $  30,460        $  20,147        $  27,231
                                                              =========        =========        =========


                                      See Notes to Financial Statements


Pruco Life Insurance Company of New Jersey

Statements of Changes in Stockholder's Equity
Years Ended December 31, 1998, 1997, and 1996 (In Thousands)
--------------------------------------------------------------------------------


                                                                                      Accumulated
                                                                                         other            Total
                                         Common          Paid-in-       Retained     comprehensive     stockholder's
                                          stock          capital        earnings         income           equity
                                        ---------       ---------       ---------       ---------        ---------
Balance, January 1, 1996                $   2,000       $ 125,000       $ 134,427       $   6,588        $ 268,015

   Net income                                  --              --          31,787              --           31,787
   Change in net unrealized
      investment gains, net of
      reclassification adjustment              --              --              --          (4,556)          (4,556)
                                        ---------       ---------       ---------       ---------        ---------
Balance, December 31, 1996                  2,000         125,000         166,214           2,032          295,246

   Net income                                  --              --          19,223              --           19,223
   Change in net unrealized
      investment gains, net of
      reclassification adjustment              --              --              --             924              924

                                        ---------       ---------       ---------       ---------        ---------
Balance, December 31, 1997                  2,000         125,000         185,437           2,956          315,393

   Net income                                  --              --          31,823              --           31,823
   Change in net unrealized
      investment gains, net of
      reclassification adjustment              --              --              --          (1,363)          (1,363)
                                        ---------       ---------       ---------       ---------        ---------
Balance, December 31, 1998              $   2,000       $ 125,000       $ 217,260       $   1,593        $ 345,853
                                        =========       =========       =========       =========        =========

                                         See Notes to Financial Statements


Pruco Life Insurance Company of New Jersey

Statements of Cash Flows
Years Ended December 31, 1998, 1997, and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                             1998               1997               1996
                                                                          -----------        -----------        -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                             $    31,823        $    19,223        $    31,787
   Adjustments to reconcile net income to net cash (used in)
   provided by operating activities:
      Policy charges and fee income                                           (10,871)            (7,841)            (9,963)
      Interest credited to policyholders' account balances                     18,985             19,372             20,069
      Realized investment gains, net                                           (8,446)            (1,707)            (1,221)
      Amortization and other non-cash items                                     2,491             (1,046)            10,065
      Change in:
        Future policy benefits and other policyholders' liabilities             5,310              8,981              7,461
        Accrued investment income                                               1,866             (1,167)            (1,329)
        Policy loans                                                          (12,137)           (13,388)           (15,724)
        Separate Accounts                                                        (854)             1,629             (1,335)
        Payable to affiliates                                                    (815)            (1,752)             4,300
        Deferred policy acquisition costs                                     (12,298)             5,340            (10,934)
        Income taxes payable                                                  (11,353)            10,993              1,970
        Deferred income tax liability                                           1,527             (1,987)               366
        Other, net                                                             (8,955)             2,812              4,669
                                                                          -----------        -----------        -----------
Cash Flows (Used in) From Operating Activities                                 (3,727)            39,462             40,181
                                                                          -----------        -----------        -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of:
      Fixed maturities:
        Available for sale                                                  1,001,096            645,355            901,775
   Payments for the purchase of:
      Fixed maturities:
        Available for sale                                                 (1,029,988)          (679,709)          (956,483)
   Cash collateral for loaned securities, net                                     761             33,663                 --
   Securities sold under agreements to repurchase, net                         27,210                 --                 --
   Short term investments, net                                                 (1,297)           (35,461)            28,306
                                                                          -----------        -----------        -----------
Cash Flows Used in Investing Activities                                        (2,218)           (36,152)           (26,402)
                                                                          -----------        -----------        -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account balances:
      Deposits                                                                300,536            134,020             16,754
      Withdrawals                                                            (294,549)          (141,255)           (26,605)
                                                                          -----------        -----------        -----------
Cash Flows From (Used in) Financing Activities                                  5,987             (7,235)            (9,851)
                                                                          -----------        -----------        -----------
Net increase (decrease) in Cash                                                    42             (3,925)             3,928
Cash, beginning of year                                                             3              3,928                 --
                                                                          -----------        -----------        -----------
CASH, END OF PERIOD                                                       $        45        $         3        $     3,928
                                                                          ===========        ===========        ===========

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                                         $    27,083        $     1,896        $    11,673
                                                                          ===========        ===========        ===========


                                              See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

1.   BUSINESS

Pruco Life Insurance Company of New Jersey (the Company) is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, variable annuities, and fixed annuities (the Contracts) only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance  Company (Pruco
Life), a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America (Prudential), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Pruco Life intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Pruco Life is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual annuities. There are approximately 1,620 stock, mutual and other types of insurers in the life insurance business in the United States.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements include the accounts of the Company, a stock life insurance company. The financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP").

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale" including the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income."

Policy loans are carried at unpaid principal balances.

Short-term investments, consists primarily of highly liquid debt instruments purchased with an original maturity of twelve months or less and are carried at amortized cost, which approximates fair value.

Realized investment gains, net, are computed using the specific identification method. Costs of fixed maturity are adjusted for impairments considered to be other than temporary.

Cash

Cash  includes  cash  on  hand,   amounts  due  from  banks,  and  money  market
instruments.

Deferred Policy Acquisition Costs

The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in equity.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Acquisition costs related to interest-sensitive life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience. Amortization periods range from 15 to 30 years. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

Securities loaned

Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% of the fair value of the securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the statements of financial position. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase

Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased is monitored and additional collateral is requested, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are
short-term  in  nature  (usually  30  days  or  less).   Securities  loaned  are
collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities

Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. Separate Account assets include common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life of New Jersey Modified Guaranteed Annuity Account. The Pruco Life of New Jersey Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life of New Jersey Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Insurance Revenue and Expense Recognition

Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Amounts received as payment for interest sensitive life, investment contracts and variable annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected as "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, and surrender charges. In addition, interest earned from the investment of these account balances is reflected in "Net investment income." Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Other Income

Other income consists primarily of asset management fees which are received by the Company from Prudential for services Prudential provides to the Prudential Series Fund, an underlying investment option of the Separate Accounts.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company are futures and can be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to hedge market risk from changes in interest rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. All derivatives used by the Company are for other than trading purposes.

To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments, or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives must be evaluated at the inception of the hedge and throughout the hedge period.

When derivatives qualify as hedges, the changes in the fair value or cash flows of the derivatives and the hedged items are recognized in earnings in the same period. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other liabilities" in the Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivative assets and liabilities are reported in the operating activities section in the Statements of Cash Flows.

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements

In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and was applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain transactions, including repurchase agreements, dollar rolls, securities lending and similar transactions. Adoption of SFAS 125 did not have a material impact on the Company's results of operations, financial position and liquidity.

On January 1, 1999,  the Company  adopted the  American  Institute  of Certified
Public Accountants ("AICPA") Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SOP 97-3"). This statement provides guidance for determining when an insurance company or other enterprise should recognize a liability for guaranty-fund assessments as well as guidance for measuring the liability. The adoption of SOP 97-3 is not expected to have a material effect on the Company's financial position or results of operations.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which can affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other items not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this statement by the first quarter of 2000 and is currently assessing the effect of the new standard.

In  October,  1998,  the AICPA  issued  Statement  of  Position  98-7,  "Deposit
Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to current year presentations.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3.   INVESTMENTS


Fixed Maturities

The following tables provide additional information relating to fixed maturities as of December 31:

                                                                           1998
                                                  -----------------------------------------------------
                                                                  Gross          Gross        Estimated
                                                 Amortized      Unrealized      Unrealized      Fair
                                                    Cost          Gains          Losses         Value
                                                  --------       --------       --------       --------
                                                                    (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
U.S. government corporations and agencies         $ 51,663       $    260       $    318       $ 51,605

Foreign government bonds                            34,744            887            236         35,395

Corporate Securities                               531,351          7,273          2,634        535,990
                                                  --------       --------       --------       --------

Total fixed maturities available for sale         $617,758       $  8,420       $  3,188       $622,990
                                                  ========       ========       ========       ========

                                                                           1997
                                                  -----------------------------------------------------
                                                                  Gross          Gross        Estimated
                                                 Amortized      Unrealized      Unrealized      Fair
                                                    Cost          Gains          Losses         Value
                                                  --------       --------       --------       --------
                                                                    (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
U.S. government corporations and agencies         $ 42,885       $    340       $      3       $ 43,222

Foreign government bonds                            38,332            551             --         38,883

Corporate securities                               503,892          6,545            181        510,256
                                                  --------       --------       --------       --------

Total fixed maturities available for sale         $585,109       $  7,436       $    184       $592,361
                                                  ========       ========       ========       ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3.   INVESTMENTS (continued)


The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1998, are shown below:


                                                          Available for Sale
                                                     ---------------------------
                                                     Amortized        Estimated
                                                       Cost           Fair Value
                                                     --------         ----------
                                                           (In Thousands)

Due in one year or less                              $ 13,645           $ 13,767

Due after one year through five years                 269,252            271,525


Due after five years through ten years                255,280            257,992


Due after ten years                                    79,581             79,706
                                                     --------           --------

Total                                                $617,758           $622,990
                                                     ========           ========

Actual maturities will differ from contractual maturities because, in certain circumstances, issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1998, 1997, and 1996 were $990.7 million, $635.4 million and $854.8 million, respectively. Gross gains of $8.8 million, $2.9 million, and $3.9 million and gross losses of $1.8 million, $1.2 million, and $3.8 million were realized on those sales during 1998, 1997, and 1996, respectively. Proceeds from maturities of fixed maturities available for sale during 1998, 1997, and 1996 were $10.4 million, $10.0 million, and $47.0 million, respectively.

Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $.6 million for 1998. There were no impairments of fixed maturities for the years 1997 and 1996.

The following table describes the credit quality of the fixed maturity portfolio, based on ratings assigned by the National Association of Insurance Commissioners ("NAIC") or Standard & Poor's Corporation, an independent rating agency as of December 31, 1998:

                                               Available for Sale
                                         -------------------------------
                                         Amortized            Estimated
                                           Cost               Fair Value
                                         ---------            ----------
       NAIC     Standard & Poor's                  (In Thousands)

         1      AAA to AA-               $ 303,209            $ 306,693

         2      BBB+ to BBB-               286,640              287,888

         3      BB+ to BB-                  27,134               27,692

         4      B+ to B-                       704                  638

         5      CCC or lower                    71                   79

         6      In or near default              --                   --
                                         ---------            ---------

                Total                    $ 617,758            $ 622,990
                                         =========            =========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)


The fixed maturity portfolio consists largely of investment grade assets (rated "1" or "2" by the NAIC), with such investments accounting for 95% and 96% of the portfolio at December 31, 1998 and 1997, respectively, based on fair value. As of both of those dates, no fixed maturities in the portfolio were rated "6" by the NAIC, defined as public and private placement securities which are currently non-performing or believed subject to default in the near-term.

The Company continually reviews fixed maturities and identifies potential problem assets which require additional monitoring. The Company defines "problem" fixed maturities as those for which principal and/or interest payments are in default. The Company defines "potential problem" fixed maturities as assets which are believed to present default risk associated with future debt service obligations and therefore require more active management. No problem or potential problem fixed maturities were identified in 1998 or 1997.

Special Deposits

Fixed   maturities   of  $.5  million  at  both  December  31,  1998  and  1997, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.


Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                              1998            1997            1996
                                            --------        --------        --------
                                                         (In Thousands)
Fixed maturities - available for sale       $ 39,478        $ 37,563        $ 36,193
Policy loans                                   7,350           6,596           5,761
Short-term investments                         3,502           3,023           2,504
Other                                           (842)            333              28
                                            --------        --------        --------
Gross investment income                       49,488          47,515          44,486
Less investment expenses                      (2,456)         (1,191)           (702)
                                            --------        --------        --------
Net investment income                       $ 47,032        $ 46,324        $ 43,784
                                            ========        ========        ========


Realized investment gains, net, including charges for other than temporary reductions in value, for the years ended December 31, were as follows:

                                       1998            1997            1996
                                     --------        --------        --------
                                                  (In Thousands)

Realized investment gains            $ 17,957        $  2,898        $  5,232
Realized investment losses             (9,511)         (1,191)         (4,011)
                                     --------        --------        --------

Realized investment gains, net       $  8,446        $  1,707        $  1,221
                                     ========        ========        ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3.   INVESTMENTS (continued)

Net Unrealized Investment Gains

Net unrealized investment gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of accumulated other comprehensive income. Changes in these amounts include adjustments to avoid double-counting in comprehensive income, items that are included as part of net income for a period that also have been part of other comprehensive income in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                   1998           1997           1996
                                                                                  -------        -------        -------
                                                                                              (In Thousands)
Net unrealized investment gains, beginning of year                                $ 2,956        $ 2,032        $ 6,588
Changes in net unrealized investment gains attributable to:
  Investments:
   Net unrealized investment gains on investments arising during the period         3,227          3,228         (6,403)
   Reclassification adjustment for gains included in net income                     4,539          1,109            860
                                                                                  -------        -------        -------
   Change in net unrealized investment gains, net of adjustments                   (1,312)         2,119         (7,263)
Impact of net unrealized investment gains on:
   Future policy benefits                                                              57            216           (776)
   Deferred policy acquisition costs                                                 (108)        (1,411)         3,483
                                                                                  -------        -------        -------
Change in net unrealized investment gains                                          (1,363)           924         (4,556)
                                                                                  -------        -------        -------
Net unrealized investment gains, end of year                                      $ 1,593        $ 2,956        $ 2,032
                                                                                  =======        =======        =======

Unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $1.7 million, $1.7 million and $(3.6) million for the years ended December 31, 1998, 1997, and 1996, respectively.

Reclassification adjustments reported in the above table for the years ended December 31, 1998, 1997, and 1996 are net of income tax expense of $(2.4) million, $(.6) million and $(.5) million, respectively.

The future policy benefits reported in the above table are net of income tax expense (benefit) of $.03 million, $0, and $(.4) million for the years ended December 31, 1998, 1997 and 1996, respectively.

Deferred policy acquisition costs in the above tables for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense (benefit) of $(.06) million, $(.8) million and $2.0 million, respectively.

4.   POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:


                                                    1998                  1997
                                                   -------               -------
                                                           (In Thousands)

Life insurance                                     $85,523               $80,464
Annuities                                            5,007                 4,756
                                                   -------               -------
                                                   $90,530               $85,220
                                                   =======               =======

Life insurance liabilities include reserves for death and endowment policy benefits. Annuity liabilities include reserves for immediate annuities.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

4.   POLICYHOLDERS' LIABILITIES (continued)

The following table highlights the key assumptions generally utilized in calculating these reserves:

        Product                   Mortality                Interest Rate              Estimation Method
----------------------     -----------------------     ----------------------    ---------------------------
Life insurance             Generally rates                  2.5% to 7.5%         Net level premium based
                           guaranteed in                                         on non-forfeiture
                           calculating                                           interest rate
                           cash surrender values

Individual immediate       1983 Individual Annuity         6.25% to 8.75%        Present value of
annuities                  Mortality Table with                                  expected future payment
                           certain modifications                                 based on historical experience

Policyholders' account balances at December 31, are as follows:

                                                        1998              1997
                                                      --------          --------
                                                            (In Thousands)

Individual annuities                                  $148,327          $145,120
Interest-sensitive life contracts                      265,521           257,481
                                                      --------          --------
                                                      $413,848          $402,601
                                                      ========          ========


Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses, mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

           Product                          Interest Rate                 Withdrawal / Surrender Charges
           -------                          -------------                 ------------------------------
Interest sensitive life contracts            4.0% to 5.4%               Various up to 10 years

Individual annuities                         3.0% to 5.6%               0% to 8% for up to 8 years

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

5.   REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer, except for cases involving a novation. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance amounts included in the Statement of Operations for the year ended December 31 are below.

                                             1998          1997           1996
                                           -------        -------        -------
                                                      (In Thousands)
Direct Premiums                            $ 1,373        $ 1,117        $ 1,345
  Reinsurance ceded-affiliated                 (28)           (12)            --
                                           -------        -------        -------
Premiums                                   $ 1,345        $ 1,105        $ 1,345
                                           =======        =======        =======
Policyholders' benefits ceded              $    15        $    14        $    13
                                           =======        =======        =======
Reinsurance recoverables, included in "Other assets" in the Company's Statements of Financial Position, at December 31 include amounts recoverable on unpaid and paid losses and were as follows:

                                                           1998             1997
                                                           ----             ----
                                                               (In Thousands)

Life insurance - affiliated                                 $31              $30
                                                            ---              ---
                                                            $31              $30
                                                            ===              ===

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

6.   INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

                                          1998           1997            1996
                                        --------       --------        --------
                                                   (In Thousands)
Current tax expense (benefit):
U.S.                                    $ 14,786       $ 12,880        $ 13,589
State and local                              523            399            (907)
                                        --------       --------        --------
Total                                     15,309         13,279          12,682
                                        --------       --------        --------

Deferred tax expense (benefit):
U.S.                                       2,198         (2,305)          2,848
State and local                               63             --              81
                                        --------       --------        --------
Total                                      2,261         (2,305)          2,929
                                        --------       --------        --------

Total income tax expense                $ 17,570       $ 10,974        $ 15,611
                                        ========       ========        ========


The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                          1998            1997           1996
                                        --------        --------       --------
                                                     (In Thousands)

Expected federal income tax expense     $ 17,288        $ 10,569       $ 16,589
State and local income taxes                 381             259           (537)
Other                                        (99)            146           (441)
                                        --------        --------       --------
Total income tax expense                $ 17,570        $ 10,974       $ 15,611
                                        ========        ========       ========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                          1998            1997
                                                         -------         -------
                                                             (In Thousands)
Deferred income tax assets:
Insurance reserves                                       $10,016         $ 6,907
Other                                                         --              --
                                                         -------         -------
Deferred tax assets                                      $10,016         $ 6,907
                                                         -------         -------

Deferred income tax liabilities:
Deferred acquisition costs                                28,509          24,725
Net investment gains                                       2,847           4,284
Other                                                      2,375              86
                                                         -------         -------
Deferred tax liabilities                                  33,731          29,095
                                                         -------         -------

Net deferred federal tax liability                       $23,715         $22,188
                                                         =======         =======

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

6.   INCOME TAXES (continued)

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1998 and 1997, respectively, the Company had no federal or state operating loss carryforwards for tax purposes.

The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7.   EQUITY

Reconciliation of Statutory Surplus and Net Income

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance with net income and equity determined using GAAP.

                                                                1998            1997             1996
                                                              --------        --------        --------
                                                                             (In Thousands)
Statutory net income                                          $ 18,704        $ 18,306        $ 24,774

Adjustments to reconcile to net income on a GAAP basis:
Deferred acquisition costs                                      12,464          (3,170)          5,656
Deferred premium                                                   534             198             221
Insurance liabilities                                             (808)          2,324           4,784
Deferred taxes                                                  (2,261)          2,305          (2,929)
Valuation of investments                                         3,794            (143)           (765)
Other, net                                                        (604)           (597)             46
                                                              --------        --------        --------
GAAP net income                                               $ 31,823        $ 19,223        $ 31,787
                                                              ========        ========        ========


                                                             1998            1997
                                                          ---------        ---------
                                                                 (In Thousands)
Statutory surplus                                         $ 252,530        $ 235,958

Adjustments to reconcile to equity on a GAAP basis:
Valuation of investments                                     20,799           18,540
Deferred acquisition costs                                  113,923          101,625
Deferred premium                                             (1,473)          (2,007)
Insurance liabilities                                       (18,141)         (19,120)
Deferred taxes                                              (23,715)         (22,188)
Other, net                                                    1,930            2,585
                                                          ---------        ---------
GAAP stockholder's equity                                 $ 345,853        $ 315,393
                                                          =========        =========


8.   FAIR VALUE OF FINANCIAL INSTRUMENTS


The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities

Estimated fair values for fixed maturities are based on quoted market prices or estimates from independent pricing services.

Policy loans

Estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

8.   FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


Policyholders' account balances

Estimated fair values of policyholders' account balances are derived by using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

Derivative financial instruments

The fair value of futures is estimated based on market quotes for transactions with similar terms. The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,:

                                                      1998                              1997
                                           ---------------------------       ---------------------------
                                           Carrying         Estimated         Carrying         Estimated
                                             Value          Fair Value         Value          Fair Value
                                           ----------       ----------       ----------       ----------
                                                                     (In Thousands)
Financial Assets:
Fixed maturities available  for sale       $  622,990       $  622,990       $  592,361       $  592,361
Policy loans                                  139,443          146,504          127,306          126,262
Short-term investments                         53,761           53,761           52,464           52,464
Cash                                               45               45                3                3
Separate Accounts assets                    1,453,407        1,453,407        1,110,561        1,110,561

Financial Liabilities:
Policyholders'
    account balances                       $  413,848       $  414,602       $  402,601       $  401,267
Cash collateral for loaned
    securities                                 61,634           61,634           33,663           33,663
Separate Accounts liabilities               1,450,986        1,450,986        1,108,994        1,108,994
Derivatives                                        --               --               83               83


9.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Futures

The Company uses exchange-traded Treasury futures to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures is estimated based on market quotes for a transaction with similar terms.

Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either generate new or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

9.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

For futures that meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The fair value of futures contracts was immaterial at December 31, 1998 and 1997.

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

10.  CONTINGENCIES

Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.

11.  DIVIDENDS

The Company is subject to New Jersey law which requires any shareholder dividend or distribution must be filed with the New Jersey Commissioner of Insurance. Cash dividends may only be paid out of surplus derived from realized net profits.

12.  RELATED PARTY TRANSACTIONS

Service Agreements

Prudential and Pruco Life of New Jersey operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential. The net cost of these services allocated to the Company were $23.5 million, $16.2 million, and $12.2 million for the years ended December 31, 1998, 1997, and 1996, respectively. These costs are treated in a manner consistent with the Company's policy on deferred acquisition costs.

Prudential and Pruco Life of New Jersey have an agreement with respect to administrative services for the Prudential Series Fund. The Company invests in the various portfolios of the Series Fund through the Separate Accounts. Under this agreement, Prudential pays compensation to Pruco Life of New Jersey in the amount equal to a portion of the gross investment advisory fees paid by the Prudential Series Fund. The Company received from Prudential its allocable shares of such compensation in the amount of $5.6 million, $5.0 million, and $3.5 million during 1998, 1997, and 1996 respectively, recorded in "Other income."

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

12.  RELATED PARTY TRANSACTIONS (continued)

Reinsurance

The Company currently has a reinsurance agreement in place with Prudential (the reinsurer). The reinsurance agreement is a yearly renewable term agreement in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1998, 1997, and 1996.

Debt Agreements

In July 1998, the Company established a revolving line of credit facility with Prudential Funding Corporation, a wholly-owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 1998.

                        Report of Independent Accountants
                        ---------------------------------



To the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of financial position and the related statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
February 26, 1999

                                                  [DISCOVERY(R) LIFE PLUS [LOGO]


                      SINGLE PREMIUM VARIABLE LIFE ACCOUNT
                        VARIABLE LIFE INSURANCE CONTRACTS


----------------------------------==============================================


A Subsidiary of






[PRUDENTIAL LOGO]


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
213 Washington Street
Newark, New Jersey 07102-2992
Telephone: (888) PRU-2888

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

      Pruco Life Insurance Company of New Jersey represents that the fees and charges deducted under the variable life insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company of New Jersey.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

      The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

      New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in
Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law V, which related to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q filed August 15, 1997.

      Insofar as indemnification for liabilities arising under the Securities Act of 1993 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.

     Cross-reference to items required by Form N-8B-2.

     The prospectus consisting of 74 pages.

     The undertaking to file reports.

     The signatures.

     The undertaking with respect to charges.

     The undertaking with respect to indemnification.

Written consent of the following persons:

     1.   PricewaterhouseCoopers, LLP, independent accountants.

     2    Clifford E. Kirsch, Esq.

     3    Ikwhan Oh, FSA, MAAA, actuarial expert.

The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

          A. (1) Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Single Premium Variable Life Account. (Note 5)

               (2) Not Applicable

               (3) Distributing Contracts

                   (a) Distribution Agreement between Pruco Securities
                       Corporation and Pruco Life Insurance Company of New Jersey. (Note 5)

                   (b) Proposed form of Agreement between Pruco Securities
                       Corporation and independent brokers with respect to the Sale of the Contracts. (Note 5)

                   (c) Revised Schedule of Sales Commissions. (Note 1)

               (4) Not Applicable

               (5) (a) Flexible Premium Variable Life Insurance Contract.
                   (b) Contract page 5 for use in New York. (Note 1)
                   (c) Contract page 6 for use in New York. (Note 1)
                   (d) Contract jacket for use in New Jersey.
                   (e) Contract page 5 for use in New Jersey. (Note 1)
                   (f) Contract page 6 for use in New Jersey. (Note 1)
                   (g) Contract page 7 for use in New York. (Note 1)
                   (h) Contract page 8 for use in New York. (Note 1)
                   (i) Contract page 9 for use in New York. (Note 1)
                   (j) Contract page 10 for use in New York. (Note 1)
                   (k) Contract page 9 for use in New Jersey. (Note 1)
                   (l) Contract page 11 for use in New York. (Note 1)
                   (m) Contract page 17 for use in New Jersey and New York.
                       (Note 1)

                    (n) Contract page 10 for use in New Jersey. (Note 1)

                    (o) Contract jacket for use in New York. (Note 1)

                    (p) Contract page 7 for use in New Jersey. (Note 1)

                    (q) Contract page 8 for use in New Jersey. (Note 1)

                    (r) Contract page 13 for use in New York. (Note 1)

               (6)  (a) Articles of Incorporation of Pruco Life Insurance
                        Company of New Jersey, as amended February 12, 1998. (Note 7)

                    (b) By-laws of Pruco Life Insurance Company of New Jersey, as amended May 5, 1997. (Note 2)

               (7)  Not Applicable

               (8)  Not Applicable

               (9)  Not Applicable

               (10) (a) Application Form for Flexible Premium Variable Life
                        Insurance Contract. (Note 1)

                    (b) Supplement to the Application for Flexible Premium
                        Variable Life Insurance Contract.
                    (c) Supplement to the Application for Flexible Premium
                        Variable Life Insurance Contract. (Note 1)
               (11) Form of Notice of Withdrawal Right.

               (12) Memorandum describing Pruco Life Insurance Company of New
                    Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 1)

               (13) Living Needs Benefit Rider

                    (a) for use in New Jersey. (Note 1)

                    (b) for use in New York. (Note 3)

     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)

     4.   None

     5.   Not Applicable

     6. Opinion and Consent of Ikwhan Oh, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

     7.   Powers of Attorney:

                    (a) William M. Bethke, Ira J. Kleinman,
                        Esther H. Milnes, I. Edward Price. (Note 3)

                    (b) James J. Avery, Jr. (Note 4)

                    (c) Dennis G. Sullivan (Note 7)

(Note 1)  Filed herewith

(Note 2) Incorporated by reference to Exhibit 3(ii) to Form 10-Q, Registration No. 333-18053, filed August 15, 1997 on behalf of the Pruco Life Insurance Company of New Jersey.

(Note 3) Incorporated by reference to Form N-4, Registration No. 333-18117 on Form N-4 filed December 18, 1996, on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 10 to Form S-1, Registration No. 33-20018 filed April 9, 1998 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 23 to this Registration Statement, filed April 27, 1998.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 26 for Form S-6, Registration No. 2-89780, filed April 28, 1997, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 12 to Form S-1, Registration No. 33-20018, filed April 19, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the City of Newark and the State of New Jersey, on this 29 day of April, 1999.


(Seal)             PRUCO LIFE OF NEW JERSEY SINGLE PREMIUM VARIABLE LIFE ACCOUNT
                                  (Registrant)


                     BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   (Depositor)

Attest:  CLIFFORD E. KIRSCH                           *By:  ESTHER H. MILNES
         -----------------------------------                -------------------
         CLIFFORD E. KIRSCH                                 ESTHER H. MILNES
         CHIEF LEGAL OFFICER AND SECRETARY                  PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 28 day of April, 1999.


        SIGNATURE AND TITLE
        -------------------


/s/          *
---------------------------------------
    ESTHER H. MILNES
    PRESIDENT AND DIRECTOR (PRINCIPAL
    EXECUTIVE OFFICER)


/s/          *
---------------------------------------
    DENNIS G. SULLIVAN
    VICE PRESIDENT AND CHIEF ACCOUNTING
    OFFICER (PRINCIPAL FINANCIAL AND
    ACCOUNTING OFFICER)


/s/          *                                        *By:  CLIFFORD E. KIRSCH
---------------------------------------                     -------------------
    JAMES J. AVERY, JR.                                     CLIFFORD E. KIRSCH
    DIRECTOR


/s/          *
---------------------------------------
    WILLIAM M. BETHKE
    DIRECTOR


/s/          *
---------------------------------------
    IRA J. KLEINMAN
    DIRECTOR


/s/          *
---------------------------------------
    I. EDWARD PRICE
    DIRECTOR

                               EXHIBIT INDEX


         1.A.(10)(b)       Contract page 5 for use in New York..................
                 (c)       Contract page 6 for use in New York..................
                 (e)       Contract page 5 for use in New Jersey................
                 (f)       Contract page 6 for use in New Jersey................
                 (g)       Contract page 7 for use in New York. ................
                 (h)       Contract page 8 for use in New York. ................
                 (i)       Contract page 9 for use in New York. ................
                 (j)       Contract page 10 for use in New York. ...............
                 (k)       Contract page 9 for use in New Jersey. ..............
                 (l)       Contract page 11 for use in New York. ...............
                 (m)       Contract page 17 for use in New Jersey and New York..

                 (n)       Contract page 10 for use in New Jersey...............
                 (o)       Contract jacket for use in New York..................
                 (p)       Contract page 7 for use in New Jersey................
                 (q)       Contract page 8 for use in New Jersey. ..............
                 (r)       Contract page 13 for use in New York.................

3.   Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered ...........................................

6.   Opinion and Consent of Ikwhan Oh, FSA, MAAA, as to actuarial matters pertaining to the securities being registered .............................


24.  Consent of PricewaterhouseCoopers, LLP, independent accountants ...........